EXHIBIT 10.15

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

601 Lee Rd. Chesterbrook Corporate Center • MEDecision Phone: 610-540-0202 Fax: 610-540-5100
Master Product and Services Agreement	Number HBL-PS001

This Master Product and Services Agreement (together with all Schedules, Exhibits and Appendices thereto, collectively, this “Agreement”) dated June 30, 2005 (“Effective Date”) is between MEDecision, Inc., a Pennsylvania corporation, with its headquarters located at 601 Lee Road, Wayne, PA 19087-5607 (“MEDecision”) and Horizon Blue Cross Blue Shield of New Jersey, a New Jersey corporation, on behalf of itself and its Affiliates (collectively, “Customer”) with its principal offices at Three Penn Plaza, Newark, NJ 07105-2200. Terms not otherwise defined herein shall have the meanings set forth in Section 12 of this Agreement.

1. GRANT OF LICENSE.

1.1. License Grant. Subject to the terms and conditions of this Agreement, MEDecision grants to Customer a nonexclusive, nontransferable license to install the Products at the Authorized Location (as set forth and defined in any Schedule, Exhibit or Appendix hereto) and for employees and Authorized Third Parties to use the Products during the term of the license as set forth on a Schedule to this Agreement in the normal course of Customer’s business, provided that Customer has agreements in place with such Authorized Third Parties with terms no less protective of MEDecision than those contained in this Agreement; Customer agrees to be liable for all acts and omissions of such Authorized Third Parties in violation of such terms; and no such Authorized Third Party is a competitor of MEDecision in the capacity that MEDecision has under this Agreement. Customer may change the Authorized Location upon written notice to MEDecision. Customer agrees that the Products will only be used by Customer for its internal use.

1.2. License Conditions.

(a) Ownership. MEDecision and its suppliers own all rights, title, and interest in and to the Products, the Derivative Works and the MEDecision Confidential Information. MEDecision’s and its supplier’s rights include all intellectual property rights.

(b) Copying, Modification, Access and Distribution. Customer may make one copy of each Product for back-up purposes provided that only the number of Instances of the Product licensed under a Schedule to this Agreement are in a production environment at any time. All copies of Products must contain MEDecision’s and its suppliers’ proprietary rights notices. Except as otherwise set forth in this Agreement, the Products may not be modified, altered or enhanced except as authorized by MEDecision in writing. Except as otherwise set forth in this Agreement, Customer may not use the Products as part of an application service provider, in connection with a service bureau, or for the benefit of any third party. In no event may Customer transfer, sublicense or distribute the Products.

(c) Reverse Engineering. Except as otherwise set forth in this Agreement, Customer may not attempt to decompile, disassemble or reverse engineer any Product.

2. SERVICES AND SUPPORT.

2.1. Support. MEDecision will provide Support to Customer as set forth in Appendix A, provided that Customer has paid the applicable Annual Support Fees. Support will automatically renew each year unless Customer notifies MEDecision in writing no later than [***] prior to the renewal date that Customer no longer wishes to receive Support. MEDecision will provide Customer with a renewal notice ninety (90) days prior to each renewal date.

2.2. Services. MEDecision agrees to provide to Customer the Services at the location, rates and for the duration specified on a Scope of Work (“SOW”) entered into by the parties. Each party will appoint a coordinator who will manage the provision of Services. Customer Support for the Product is described in Appendix A and ASP Hosting services are described in Appendix B.

3. PAYMENT TERMS.

3.1. Payments; Taxes. Except as provided on a Schedule or SOW to this Agreement, payments of all invoices are due within [***] of Customer’s receipt of the invoice. Customer will pay pre-approved travel and living expenses incurred by MEDecision personnel in providing the Services as set forth and specified on an SOW. Fees do not include any sales, use, withholding or similar tax, or duties. MEDecision will separately itemize any applicable taxes or duties on each invoice. Customer will be responsible for paying applicable taxes or duties later assessed by any government agency. Customer will make all payments without right of set-off or chargeback, except for any disputed charges. If Customer does not pay invoices when due, MEDecision may charge interest at one percent (1%) per month on the unpaid amounts.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3.2. Reports. Upon MEDecision’s reasonable prior notice, Customer will provide MEDecision with documentation concerning Customer’s use and reproduction of the Products. Customer will provide MEDecision and its agents with reasonable access to its records during Customer’s normal business hours to verify Customer’s compliance with this Agreement.

4. CONFIDENTIALITY, COMPLIANCE AND FINANCIAL CONDITION.

4.1. Confidentiality. Each party will retain in strict confidence and will not use, disclose, disseminate or commercialize the Discloser’s Confidential Information. The Discloser’s Confidential Information may only be used by the Recipient in the course of performing its rights and obligations under this Agreement.

4.2. HIPAA. Contemporaneous with the execution of this Agreement, MEDecision agrees to execute a Business Associate Agreement substantially in the form attached hereto as Appendix C. MEDecision will be responsible for ensuring compliance with the rules and regulations set forth in the Business Associate Agreement.

4.3. Financial Condition. MEDecision certifies that as of the Effective Date, there are no factors or circumstances that threaten its financial condition, solvency or ability to conduct business in the normal course. MEDecision will provide Customer with MEDecision’s internal, unaudited consolidated quarterly financial statements within forty-five (45) days of the end of a calendar quarter and its audited financial statements and footnotes within one hundred and fifty (150) days of its fiscal year end.

5. CUSTOMER SYSTEM RESPONSIBILITIES. Except as otherwise set forth in this Agreement and except for any ASP Hosted Network as described in Appendix B, Customer is responsible for all hardware, software, configurations and communications necessary for using the Products as set forth in the applicable Documentation.

6. ACCEPTANCE, WARRANTY AND DISCLAIMER.

6.1. Warranty and Acceptance. All Services will be accepted upon delivery. Each Product will be deemed accepted by Customer upon delivery to Customer. MEDecision warrants that, on the initial Product and/or Services delivery, and for a period of [***] thereafter, the Product and/or Services will substantially conform in all material respects with its Documentation. Customer may test the Products for up to [***] from receipt of the Product to determine whether it performs in accordance with the applicable Documentation. Customer may notify MEDecision in writing of its intent to terminate the license for a non- conforming Product during this period. Upon receipt of this notice, MEDecision will have a reasonable period of time to cure the non-conformance but such cure period shall not exceed [***]. If MEDecision is unable to cure the non-conformance, Customer may terminate the license for such non-conforming Product, and will immediately cease using such Product. The license will be considered terminated with regard to such non-conforming Products and Customer’s sole remedy will be for MEDecision to refund any prepaid but unused License Fees and Customer will have no further financial obligations for the non-conforming Products, including any financial obligation for fees which are invoiced in arrears such as any annual ASP Hardware and Software Fees, annual Support Fees, annual ASP Hosting Fees, or other service or Support fees as set forth on a Schedule or SOW.

6.2. DISCLAIMER. THE PRODUCTS WERE DEVELOPED AS TOOLS TO BE USED AS AN ADJUNCT TO GOOD PROFESSIONAL JUDGMENT BY CUSTOMER’S STAFF AND DO NOT REPLACE OR SUPERSEDE PROFESSIONAL JUDGMENT AND DISCRETION OR THE USE OF PHYSICIANS AND PSYCHOLOGISTS TO MAKE DECISIONS. THE PRODUCTS ARE NOT INTENDED TO BE MEDICAL DIAGNOSTIC TOOLS AND THE PRODUCTS ARE NOT INTENDED TO ENABLE CUSTOMER TO ESTABLISH MEDICAL TREATMENT REGIMENS. THE PRODUCTS ARE NOT AND ARE NOT INTENDED TO BE A MEDICAL OPINION AND ARE NOT A SUBSTITUTE FOR MEDICAL DIAGNOSIS, TREATMENT OR OTHER CARE RENDERED BY A LICENSED MEDICAL PROFESSIONAL PRACTITIONER. THEREFORE, IT IS THE RESPONSIBILITY OF CUSTOMER’S STAFF AND CONSULTANTS, USING THEIR PROFESSIONAL JUDGMENT, TO APPLY OR NOT APPLY THE PRODUCTS DURING THE REVIEW OF INDIVIDUAL CASES. CUSTOMER AGREES THAT IT HAS THE LAST AND BEST OPPORTUNITY TO DETERMINE IF THE PRODUCTS ARE CORRECT AND APPLICABLE IN THE REVIEW OF INDIVIDUAL CASES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT AND EXCEPT FOR ANY MISINFORMATION IN THE PRODUCTS, MEDECISION WILL NOT BE LIABLE FOR ANY PEER REVIEW COMPLAINTS OR LEGAL ACTION RESULTING FROM THE USE OF THE PRODUCTS BY CUSTOMER OR ITS AUTHORIZED THIRD PARTIES. MEDECISION EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7. LIMITATION OF LIABILITY. Except as set forth in Section 8.1 of this Agreement and other than for a breach of confidentiality or physical injury or property damage claims, Customer’s, and its Authorized Third Parties’, and MEDecision’s, and its suppliers’, liability for any cause of action arising under or in connection with this Agreement or otherwise (whether [***]. Under no circumstances will Customer or its Authorized Third Parties or MEDecision or its suppliers be liable for any incidental, special, punitive or consequential damages arising out of or in connection with this Agreement or otherwise, including but not limited to, liability for lost profits, business interruption or loss of business.

8. INDEMNITIES.

8.1. Indemnification by MEDecision. MEDecision will, at its expense, defend, and indemnify Customer against any actual or threatened action or proceeding by a third party (a “Claim”) that a Product developed by MEDecision infringes a valid U.S. patent or copyright, and will pay all settlement amounts, judgment awards, interest and penalties either awarded by a court or agreed to in an out-of-court settlement approved in advance in writing by MEDecision, including reasonable attorneys’ fees. MEDecision may, at its option, either procure for Customer the right to continue using the Product or replace or modify the Product so that it becomes non-infringing. If, in MEDecision’s reasonable business or legal opinion, neither option is feasible, the license will be terminated and Customer will cease using such Product. In the event of a termination of a License under this Section 8.2, Customer’s sole remedy will be for MEDecision to refund any prepaid but unused License Fees paid for such Product license that has termination and Customer will have no further financial obligation for the Product license that has terminated, including any financial obligation for fees that are invoiced in arrears such as for any annual ASP Hardware and Software Fees, annual Support Fees, Annual ASP Hosting Fees, or other service or Support fees as set forth on a Schedule or SOW. If Customer elects to continue using the Product rather than return it to MEDecision, MEDecision will have no further liability to Customer. MEDecision will not indemnify Customer for infringement if Customer has modified the Product without MEDecision’s assistance or written approval, or if Customer uses the Product in conjunction with software, hardware or other equipment not provided or specified by MEDecision, in either case, if the use of the Product as originally provided or alone would not be infringing and Customer was notified of the resulting infringement and continued to use the product thereafter.

8.2. Indemnification by Customer. Customer agrees to indemnify and defend MEDecision, and to hold MEDecision harmless from and against any and all liability, and claims thereof, and all related reasonable expenses (including reasonable attorneys’ fees) arising from Customer’s use of the Products by any employee, agent, contractor, or subcontractor of Customer, provided however that this provision will not apply to any claims arising under Section 8.1 of this Agreement.

8.3. Indemnification Procedures. If the indemnified party becomes aware of a Claim that may require indemnification, indemnified party will promptly notify the indemnifying party in writing of the claim and will allow the indemnifying party to assume sole and full control of the defense and settlement of the Claim. The indemnified party will provide the indemnifying party with reasonable assistance and information necessary to defend and settle the claims at the indemnifying party’s expense. The indemnified party’s counsel will have the right to participate in the defense and settlement of the claim, at the indemnified party’s own expense.

9. NONCOMPETITION. Subject to the other provisions of this Agreement, including intellectual property protections and confidentiality obligations, [***].

10. TERM AND TERMINATION.

10.1. Term.

(a) This Agreement commences on the Effective Date of this Agreement and will continue until terminated as set forth in this Section.

(b) Any contrary provision of this Agreement notwithstanding, to the extent that any of the Products are subject or relate to the prior Agreement for Products & Services executed between MEDecision and Customer on December 23, 1998 (including all Amendments thereto, the “Prior Agreement”), the terms and conditions of the Prior Agreement shall survive as they pertain to such Products. The term of the Prior Agreement expires on December 31, 2006 unless such term is terminated in accordance with this Section 10 or extended by written agreement between MEDecision and Customer.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

10.2. Termination for Convenience. In addition to any other termination provision of this Agreement, Customer may terminate for convenience as set forth on a Schedule to this Agreement.

10.3. Termination for Chronic Poor Performance. In addition to any other termination provision of this Agreement, Customer may terminate for Chronic Poor Performance as set forth in Section 7 of Appendix B, ASP Hosting, attached hereto.

10.4. Termination of Prior Agreement upon Availability of Hosted Product. Customer may terminate the Prior Agreement at any time after the Hosted Products are available for productive use using the Hosted Network. Upon termination of the Prior Agreement, (i) Customer has no further financial obligation under the Prior Agreement; and (ii) MEDecision will provide Customer with a credit or refund of any unused prepaid license, service or maintenance fees, except for Cache or Autocoder license fees.

10.5. Termination for Breach. Either party may terminate this Agreement or any license to a Product by giving written notice to the other, if the other party fails to remedy any breach of this Agreement within thirty (30) days after its receipt of notice of breach and intent to terminate.

10.6. Effect of Termination. On termination of this Agreement or termination or expiration of any license to any Product, the following will occur:

(a) All rights granted to the affected Product(s) will immediately terminate. Customer must destroy or deinstall and return to MEDecision the affected Product(s) and Derivative Works. In accordance with the terms and conditions of the Business Associate Agreement, MEDecision will return to Customer or destroy, at Customer’s option, all Protected Health Information, in whatever form or medium (including in any electronic medium under MEDecision’s custody or control), that MEDecision created or received for or from Customer, including all copies of and any data or compilations derived from and allowing identification of any individual who is a subject of the Protected Health Information. Upon request, each party will return or destroy the Confidential Information of the other party.

(b) All rights and obligations granted under Sections 1.2, 2, 3,4,6,7,8,9,10,11 and 12 of this Agreement will survive.

(c) Neither party will be liable to the other for indirect damages, losses, costs or expenses of any kind due to the termination of this Agreement including those arising from the loss of prospective sales, or expenses incurred or investments made in connection with establishing, developing or maintaining either party’s business.

(d) Except as provided in Section 10.6(c) of this Agreement, termination will not affect any claim, liability or right of Customer or MEDecision arising prior to the termination.

11. GENERAL

11.1. Independent Parties. Nothing contained in this Agreement shall be construed to imply a joint venture, principal/agent relationship, or other joint relationship, and neither party shall have the right, power or authority to create any obligation, expressed or implied, on behalf of the other. It is understood by the parties that MEDecision is an independent contractor and not an employee or agent of Customer.

11.2. Entirety. Except as set forth in Section 10.1 (b), this Agreement represents the entire agreement of the parties regarding the subject matter of this Agreement, superseding all previous communications, representations or understandings, either oral or written relating to its subject. Delivery of an executed counterpart of this Agreement by facsimile of any other reliable means will be deemed to be as effective for all purposes as delivery of the manually executed counterpart. This Agreement may not be amended except in writing signed by both parties. No waiver of rights by either party may be implied from any actions or failures to enforce rights under this Agreement.

11.3. Severability. Each of the provisions of this Agreement is severable from all of the other provisions. The invalidity or unenforceability of any provision will not affect or impair the remaining provisions, which will continue in full force and effect.

11.4. Restricted Rights Legend - U.S. Government. The Products acquired by the United States of America, its agencies and/or instrumentalities are and will be provided with RESTRICTED RIGHTS FOR SOFTWARE DEVELOPED AT PRIVATE EXPENSE. Use, duplication or disclosure by the U.S. government is subject to the restrictions set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 48 C.F.R. 252.227 or DFAR 52.227, as applicable.

11.5. Export. Customer will not export the Products in violation of the export laws of the United States or of any other country.

11.6. Assignment. Customer may not assign this Agreement or otherwise transfer the use of any Products without the prior written consent of MEDecision, provided, however, that Customer may freely assign this Agreement or otherwise transfer the use of any Products to a successor-in-interest in the event of a merger, consolidation or acquisition of all or substantially all of Customer’s assets or business, provided further that such entity is not a competitor of MEDecision in the capacity that MEDecision has under this Agreement.

11.7. Force Majeure. Neither party shall be liable to the other for any delay or failure to perform due to a Force Majeure Event.

11.8. Jurisdiction. This Agreement will be governed by the laws of New Jersey without regard for its choice of law provisions. This Agreement is not and will never be subject to the Uniform Computer Information Transactions Act (prepared by the National Conference of Commissioners on Uniform State Laws) as currently enacted by any jurisdiction or as may be codified or amended from time to time by any jurisdiction. Each party agrees to bring any action arising under or related to this Agreement solely in a court of competent jurisdiction located in the State of New Jersey in Essex County and the United States District Court for the District of New Jersey and each party irrevocably consents to such personal jurisdiction and waives all objections thereto.

11.9. Notice. All notices must be sent via overnight courier to the MEDecision’s Chief Financial Officer and to Customer’s General Counsel at the address shown on page 1 of this Agreement or to such other address provided to the other party sent via overnight courier and will be effective two (2) days after the date sent.

11.10. Source Code Escrow. During the time that Customer is current in the payment of annual support fees, Customer may at its option and expense, enter into MEDecision’s source code escrow agreement, a copy of which is attached as Appendix D.

11.11. No Hiring. During the term of this Agreement and for a period of one (1) year thereafter, both parties agree not to hire, or directly or indirectly solicit or employ, any employee of the other who is involved in the development, use or provision of Services or related deliverables for a period of twelve (12) months after the employee’s termination of employment, without the prior written consent of the other party.

12. DEFINITIONS. Except as otherwise defined herein, capitalized terms in this Agreement have the following meanings.

Accounts means Customer’s employer groups, funds, individual account groups (individual insured), and state and federal government plans.

Affiliate means an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Customer. For purposes of this provision, the term control (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of at least fifty percent (50%) of the equity of the entity, by contract or otherwise.

ASP means the site in which MEDecision hosts the Network, as described in Appendix B.

Application Services mean the services provided by MEDecision to Customer for the Hosted Products as described in Appendix B.

Authorized Third Parties mean consultants, agents, subcontractors, members, Accounts or providers, as applicable to each Product, authorized to access the Products.

Concurrent Users mean the number of Customer employees and Authorized Third Parties authorized to access the Products simultaneously.

Confidential Information means all information furnished by a party to this Agreement (the “Discloser”) to the other party under this Agreement (the “Recipient”) in oral, written or machine-readable form: (a) which has value because it is not generally known, and the Discloser uses reasonable efforts to protect; (b) the Products and all object and source code, Documentation, Derivative Works, branching logic, methods, processes, specifications, designs and development plans; (c) Patient Data and Protected Health Information; and (d) all confidential information relating to each party’s business including business plans, sales projections, business records, prices and customer lists. Confidential Information does not include: (i) information already known or independently developed by the Recipient outside the scope of this relationship by personnel not having access to any Confidential Information; (ii) information already in the public domain through no wrongful act of the Recipient; or (iii) information received by the Recipient from a third party who was free to disclose such information.

Customer Servers mean the computer servers owned, leased or otherwise controlled by Customer.

Derivative Work means any work based on or incorporating all or any portion of a Product, including mechanical or electronic reproduction, translation, adaptation, change of media or other form, which would represent a violation of MEDecision’s (or its supplier’s) intellectual property rights if done without MEDecision’s consent.

Documentation means the user manuals, operations manuals or other product documentation that relate to a Product, as well as Upgrades of such manuals, in electronic and/or paper formats that are provided by MEDecision for use in connection with such Product or Upgrade as set forth on Appendix H.

Error means a failure of the Products to substantially conform in all material respects with the applicable Documentation.

Force Majeure Event means an event outside of a party’s reasonable control including without limitation, restrictions of law, regulations, order or other governmental directives, labor disputes, acts of God, fire, explosions, terrorist acts, fiber optic cable cuts, storm or other similar events.

Hardware means equipment and hardware configuration, necessary to install and use the Products.

HIPAA means the Health Insurance Portability and Accountability Act of 1996, as same may be amended from time to time.

Hosted Network means the network designed, developed and operated by MEDecision to deliver the Application Services to Customer. The Network is comprised of the Hosted Product, the MEDecision Servers, the Website, communication lines, back-up plans, network management and operating methods and all related hardware and software and extends to the egress point to the MEDecision Data Center and is accessible by Customer through the Website, but does not include hardware, software, network communication not provided by MEDecision, and support services outside MEDecision’s ASP environment such as but not limited to Customer’s hardware, software, network communications, telecommunications lines into the MEDecision Servers that the Hosted Products connect to over the telecommunications lines.

Hosted Product means one or more of the proprietary computer software programs subscribed to by Customer along with its associated Documentation and hosted by MEDecision, as further described in Appendix B, on behalf of Customer as specified on a Schedule to this Agreement.

Instance means, collectively, one occurrence of a Product on one Customer Server in a production environment, one occurrence of a Product in a testing environment, and one occurrence of a Product on one Customer Server in a training environment.

Line of Business means [***].

License Fees mean the fees MEDecision charges for licensing the Products.

Maintenance Fix means a later version of a Product identified by a change in the second digit to the right of the decimal point ((x).xX.)

MEDecision Product means a MEDecision product identified on a Schedule entered into by the parties during the term of this Agreement, including all associated Documentation.

MEDecision Servers mean the computer servers owned, leased or otherwise controlled by MEDecision or its contractors.

Member/Lives means [***].

PMPM means per Member/Life per month.

Product(s) mean collectively the MEDecision Product and/or MEDecision Products, the Third Party Products and any Upgrades that MEDecision may provide to Customer as part of the Support described in Section 2 of this Agreement.

Release means a later version of a Product identified by a change in the first digit to the left of the decimal point ((X).xx).

Software means operating system software, databases, utility programs and all other items necessary for the proper operation of Customer’s information systems and software applications necessary to install and use the Products and receive Support.

Services mean the installation services, consulting services, training services and other services provided by MEDecision as described in an SOW to this Agreement.

Support means the standard Support services purchased by Customer as further described in Customer Support Appendix, Appendix A.

Support Fees mean the fees charged by MEDecision for Product Support.

Telephone Support has the meaning set forth in the Support Appendix.

Third Party Product means a third party product identified on a Schedule entered into by the parties during the term of this Agreement, including all associated Documentation for which Customer pays a license or support fee, which is explicitly listed on a Schedule to this Agreement.

Upgrade means a Release, Version or Maintenance Fix of a MEDecision Product.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Users mean the number of Customer employees and the number of people from the Authorized Third Parties authorized to access the Products.

Version means a later version of a Product identified by a change in the first digit to the right of the decimal point ((x).Xx).

Intending to be legally bound, each party has had this Agreement executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD of NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name: Danielle Russella Title: Sr. Vice President, Sales		Name: Richard Popiel, M.D., M.B.A. Title: Vice President and Chief Medical Officer
Date:	6/30/05	Date:	6/30/05

Appendix A - Customer Support

Customer Support consists of two support functions: Technical Support and Business Support. Technical Support is for Error correction services, reporting of bugs, and performance issues as further described below in the Technical Support section, as well as answering questions about MEDecision products from a systems/operations maintenance perspective. Business Support is for questions about MEDecision products and their use from a functional perspective, as further described below in the Business Support section. Customer Support is included in MEDecision’s Annual Support Fees as described in a Schedule to this Agreement. Customer will designate up to four (4) support personnel responsible for contacting MEDecision for reporting Errors, receiving Technical Support and receiving Upgrades.

MEDecision provides remote telephone support services for issues, Errors and questions through telephone, fax, and e-mail. MEDecision support analysts will record all Error reports and coordinate responses. Customer can submit requests for issue resolution twenty four (24) hours per day, seven (7) days per week. MEDecision will supply telephone numbers and e-mail addresses. Customer may also request electronic status reports on reported Errors by telephone or e-mail. MEDecision and Customer will cooperate in efforts to resolve reported Errors. For all reported Errors, MEDecision will assign an issue tracking number and a severity level of the Error, will work to determine the source of the Errors, and will use commercially reasonable efforts to provide a fix, by-pass, or work-around. To be eligible for support services, the hardware on which the Products are installed must meet MEDecision’s minimum configuration requirements as provided by MEDecision in writing and agreed to by Customer in writing.

In the event that MEDecision is unable to provide a fix, by-pass or commercially reasonable work-around for a Priority 1 Error, Customer may terminate this Agreement and Customer will have no further financial obligation whatsoever, including any financial obligation for fees which are invoiced in arrears such as any annual ASP Hardware and Software Fees, annual Support Fees, annual ASP Hosting Fees, or other service or Support fees as set forth on a Schedule or SOW.

Technical Support

Technical Support consists of MEDecision technical personnel answering Customer’s questions about the Products in the following areas:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

Upon request and where reasonably feasible, Customer will submit a test case that duplicates the Error, or instruct MEDecision how to duplicate the Error, and provide problem log dumps, where available, diagnostic tests or other investigative support. In addition, MEDecision may specify personnel resources be supplied by Customer to provide input into problem analysis process. Customer will provide all reasonably requested information to assist in arriving at a problem solution. In all cases, MEDecision will work to provide at least a commercially reasonable temporary resolution in the form of a workaround or other correction, to be followed where necessary by a permanent fix.

MEDecision may identify errors arising from hardware or software not provided or specified by MEDecision, or from unauthorized modifications to Products (“Customer Errors”). In such a case, MEDecision reserves the right to charge Customer upon Customer’s authorization for correcting such Customer Errors. All Error correction services will be provided from MEDecision’s offices. If MEDecision personnel are required to travel to a Customer location to assist in correction of Customer Errors, MEDecision will charge Customer pre-approved travel and living expenses, plus its normal time and materials charges as set forth on Appendix F hereto.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Business Support

MEDecision will provide business support for Customer as part of Customer Support, [***], exclusive of MEDecision holidays, which are set forth on Appendix E hereto.

Business support required by Customer beyond the stated hours will be charged to Customer, subject to Customer’s prior authorization, at the MEDecision service rates set forth on Appendix F hereto. Business support consists of MEDecision personnel answering Customer’s questions about the Products in the following areas:

•	[***]
•	[***]

Software Upgrades

From time to time, MEDecision may provide software Upgrades of the MEDecision Products. Customer will advise MEDecision via email when or if Upgrade should be implemented. If Customer decides that the software Upgrade should be implemented, Customer will implement software Upgrades as soon as is commercially reasonably or advise MEDecision to do so at the ASP site.

MEDecision provides Support for the current Version of each MEDecision Product and [***]; provided however that MEDecision reserves the right, at any time, to withdraw the availability of Support for a MEDecision Product with [***] prior written notice but no sooner than the end of the then current annual support term. Third Party Products are subject to the sunset policy of the applicable vendor. MEDecision will promptly notify Customer of any third party intention to sunset support of a product supplied to Customer by MEDecision. MEDecision will provide an equivalent replacement product for such sunsetted Third Party Product at no cost to Customer. If Customer is unable to adequately utilize MEDecision’s replacement product, Customer may terminate this Agreement without any further financial obligation, including any financial obligation for fees which are invoiced in arrears for any annual ASP Hardware and Software Fees, annual Maintenance and ASP Hosting Fees, or other service or Support fees as set forth on a Schedule or SOW.

Customer may elect not to receive, or may cancel, Support. However, if Customer wishes to reinstate Support on a Product, it must pay the Support charges that would have applied during the period of service suspension and bring the Product up to the most current Version.

Excluded Services

The following services are not included as part of the MEDecision’s Annual Support Fees as described in a Schedule to this Agreement. The following services can be provided, at the request of Customer, at MEDecision’s services rates set forth on Appendix F hereto.

•

Services for Product that has been subject to any modification by anyone other than MEDecision or a party authorized by MEDecision to make such modification and the service becomes necessary due to the modification.

•

Service for a Product which becomes necessary because all required Maintenance Fixes have not been implemented by Customer, including Services/Support for Product Releases, Versions or Maintenance Fixes not supported by MEDecision.

•	Service which becomes necessary due to failure of Customer to fulfill its obligations under this Agreement.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

•

Services which become necessary due to: (i) failure of computer hardware or equipment or programs not covered herein; or (ii) any cause or causes beyond the reasonable control of MEDecision (e.g. floods, fires, loss of electricity or other utilities), except that MEDecision is obligated to meet its disaster recovery requirements, (iii) errors arising from software not supplied or specified by MEDecision, except when such errors result from third party software run under an ASP Agreement with MEDecision.

•	Services which become necessary to analyze and debug custom reports unless the underlying Error is due to the Hosted Product or Hosted Network.
•	Services for Product customization, including Rolling forward customizations of the Products when installing Upgrades.
•	Services for Product installation and configuration for Customer’s site or any Upgrades at Customer’s site and any customization.
•	Services that Customer is able to perform related to system’s administration and operations of Customer’s systems.
•	Services for Products for which Customer has discontinued Support.
•	Services in response to requests from federal or statement agencies to provide reports.

Problem Resolution

MEDecision will use best efforts to adhere to the following schedule in resolving Product Errors.

Priority	Response Time	Resolution Objective	Description
1	[***]	[***]	A Priority 1 Error is defined as [***]
2	[***]	[***]	A Priority 2 Error is defined as an [***]
3	[***]	[***]	A Priority 3 Error is defined as an [***]

Support Escalation

MEDecision will provide a Customer Support hotline number to address day-to-day support needs. By calling Customer Support hotline, Customer will be placed in contact with a support analyst. The support analyst may involve other specialists to assist in responding to Customer’s Support request(s). Customer may escalate a Support issue if MEDecision does not respond to any of Customer’s support request(s) in a manner required under this Agreement or if Customer is concerned with the progress or resolution of a reported Support issue. In the event that Customer is escalating a Support issue, Customer may contact the MEDecision personnel in the following order:

MEDecision may amend the list in the table above by providing written notice to Customer.

CONTACT ORDER	TITLE	Current NAMES	E-MAIL ADDRESS	TELEPHONE & PAGER NUMBERS
1st	[***]	[***]	[***]	[***]
2nd	[***]	[***]	[***]	[***]
3rd	[***]	[***]	[***]	[***]
4th	[***]	[***]	[***]	[***]
5th	[***]	[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix B - ASP Hosting

This ASP Hosting Appendix B outlines the service levels, roles, responsibilities, and objectives of MEDecision and Customer in support of the Hosted Products and Hosted Network (as defined in Section 12 of this Master Products and Services Agreement), listed on Exhibit B-1 to this Agreement, operating at MEDecision’s ASP site and accessed via a telecommunications connection between the MEDecision Data enter and Customer’s network.

All Products listed on Exhibit B-1 to this Agreement, unless otherwise noted, will be hosted at MEDecision’s ASP site for Customer. The ASP site, as of the Effective Date of this Agreement, is currently located at SunGard in Philadelphia, Pennsylvania. In the event of a transfer of the ASP site from SunGard to another facility, MEDecision will promptly notify Customer of such transfer and will only transfer the ASP site to an equivalent disaster recover facility with a recognized vendor.

1.	Definitions

The capitalized terms used in this Appendix are defined below.

“Capacity” means the initial quantity of hardware and, if applicable, software units and bandwidth included in the Managed Services.

“Customer Compartment” means the physical infrastructure dedicated to Customer (e.g., server hardware, networking devices) and hosted within the Data Center.

“Data Center” means the physical location where MEDecision installs the ASP hosting infrastructure and services.

“Normal Operating Hours” are from [***], excluding MEDecision holidays as set forth on Appendix E.

2.	Scope of Services

MEDecision will provide the following services to support the Products and their associated layered hardware, software and sub-systems that run within MEDecision’s ASP environment and accessed via a telecommunications connection between the MEDecision ASP and Customer’s network:

Product and Facility Provisioning	MEDecision, at MEDecision’s expense, will provide all products and hosting facilities required to support operation of the Hosted Product licensed by Customer.
Systems Operations	MEDecision will provide access to and operation of a data processing environment for the Products, including backup and recovery.
Backups	MEDecision will provide regular application backups (Incremental daily, full weekend, full monthly and full yearly backups) which will be sent to a secure offsite location.
Recovery	All hardware and software problems will be covered by the Hosted Product support process. Data recovery, when required, will be provided as described in the Disaster Recovery section below.
Infrastructure	MEDecision will provide connectivity to Customer’s local network through the wide-area data communication networks using connectivity provided for in Prior Agreement whereby

MEDecision pays for such services and passes such costs through to Customer. Prior to entering into a renewal term with a current vendor or an agreement with a new vendor that provides or will provide such connectivity, Customer must provide written approval of the connectivity costs set forth under such new term or agreement. MEDecision will provide the appropriate system and physical security to assure compliance with the rules and regulations contained in the Business Associate Agreement executed between MEDecision and Customer. MEDecision will also provide uninterrupted power supply systems and appropriate protection for fire and other disasters.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Product Support	MEDecision will provide the Product Support as set forth in Appendix A - Customer Support.
Application Support	MEDecision will provide operational support of existing application software, such as troubleshooting and correction of processing platforms.
Hosted Network Help Desk Support

MEDecision will provide [***]for the Hosted Network. The Hosted Network will be attended by MEDecision operators and/or by automated processes. Customer will have access to operators [***] and will be provided with operator contact information. Customer contact person will be notified (through telephone or email) of any incident that could affect user productivity.

Capacity Planning and Management

MEDecision will provide capacity planning and management and assure satisfaction of availability goals as defined in section 3 below and commercially reasonable response time. In addition MEDecision will provide monthly measurements showing resource utilization and ASP performance reports. Customer will be notified in a timely manner of any capacity or performance issues or predicted issues. MEDecision will provide a commercially reasonable fix for any capacity or performance issues or predicted issues identified in the monthly reports.

Disaster Recovery

MEDecision will maintain a sufficiently distant and configured alternate site with the appropriate hardware and software to assure that MEDecision can recover and successfully operate Customer’s system within [***]. In addition, MEDecision will also provide a plan for disaster recovery testing that Customer will approve and, at Customer’s option, Customer may participate in the disaster recovery testing. The written results of such disaster recovery test will be provided to Customer. MEDecision must run such disaster recovery testing every [***].

3.	ASP Services Overview

MEDecision ASP hosting services cover all aspects of infrastructure management, including deployment, launch, 24x7 monitoring, security, troubleshooting, and change management of Hosted Network. MEDecision will implement and perform the managed ASP hosting services for Customer to the extent and as described in this Appendix.

4.	General Assumptions
a)

To support Customer’s hosted systems at MEDecision’s ASP Data Center, Customer shall make reasonable efforts, where appropriate, to provide MEDecision with access to Customer’s on site facilities and any necessary equipment, software, materials, personnel, data and other resources reasonably required to perform its ASP and support services. Customer hereby grants permission to MEDecision to manage, access, host, reproduce, back up, display, modify, perform and transmit Customer’s information, solely to the extent necessary for MEDecision to perform the ASP services described in this Appendix B.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

b)	Customer shall also comply with MEDecision’s operating procedures and related documentation as provided by MEDecision to Customer, which are embodied in CarePlanner Administrator Manual.
c)	Customer will use reasonable efforts to have its staff readily available to complete their operational responsibilities.
d)

Customer will use reasonable efforts to make critical decisions and convey approvals on a timely basis. Customer will use reasonable efforts not to limit or impede MEDecision’s ability to provide the Services through delayed approval or lack of approval.

e)

MEDecision will provide operational guidelines for configuration to assure reasonable performance in Customer’s testing, evaluation and approval of specifications for Customer’s environment hosted at the ASP. Upon request, MEDecision will provide performance benchmark metrics for each new release that set benchmarks for all user transactions in and out of the system.

f)

In the event that anything within Customer’s control causes a delay in any MEDecision obligation, MEDecision will be provided with additional time to meet its obligations. If warranted, the amount of time will be calculated on a one-for-one basis.

g)

MEDecision will assist Customer with the implementation of a “personal ID” that will operate in the MEDecision system as an alternate ID through the membership interface, which will be addressed in a separate SOW to be delivered to Customer by MEDecision in November, 2005.

5.	Managed Services

This section is organized according to the categories of services listed below and include a description of each type of Managed Service as well as MEDecision and Customer responsibilities. MEDecision tasks listed below illustrate those efforts to be employed by MEDecision to make the Hosted Product available in accordance with service levels for commercially reasonable response times and Hosted Network availability. The tasks listed herein are illustrative and are not all inclusive.

A.	Infrastructure
B.	Managed Network
C.	Wide Area Infrastructure
D.	Managed Server
E.	Managed Backup and Restore
A.	Infrastructure

Infrastructure services are those services directly related to the management of the physical environment within the MEDecision ASP Data Center.

MEDecision will be responsible for the following tasks:

1)	Maintain engineering design and facility environmental systems and manage all aspects of the Data Center, consisting of supervision of all subcontractor maintenance activities.
2)

Provide for and maintain adequate facility environmentals, consisting of floor space, power, electrical, air conditioning, uninterruptible power supply (UPS), and diesel generator backup facilities to meet agreed-on hosting environment requirements.

3)	Maintain physical security of the Data Center.

Customer will perform the following task:

1)	Customer or Customer representative(s) will conform to MEDecision security policies during all site visits.

B.	Managed Network

This section describes services to support the segregated network infrastructure. The segregated network infrastructure is the set of network devices that are deployed in Customer Compartment (e.g., switches, load balancers, firewalls and/or remote access devices). Services are required to monitor and support the network infrastructure of firewalls, switches and routers deployed for Customer within the MEDecision Data Center, as well as the connectivity between the Hosted Network and the shared networking equipment.

MEDecision will perform the following tasks: Deployment Services

1.	Install and configure MEDecision supported Hosted Network infrastructure with default configurations, as appropriate, and connect to MEDecision Data Center network.

Managed Services

1.	Monitor MEDecision network and MEDecision-managed network devices.
2.	Respond to and repair problems on MEDecision-managed network devices.
3.	Update network device operating systems as necessary.
4.	Conduct capacity planning for MEDecision Hosted Network and network devices.
5.	Monitor availability and performance of dedicated Hosted Network connection. Customer will perform the following task:

Deployment Services

1.

Customer has reviewed the architecture that MEDecision will deploy to support Customer to and from all required physical locations in a timely fashion. However, MEDecision retains full responsibility for the architecture and the Hosted Network.

C.	Wide Area Infrastructure

The Wide Area Infrastructure runs from the Ethernet ports on the MEDecision’s managed router ports at Customer site to MEDecision’s location, including all communication circuits.

MEDecision will perform the following tasks:

Deployment Services

1.	Install the private network infrastructure between the MEDecision Data Center and Customer Compartment.
2.	Create the necessary access control list to allow only the traffic allowed to the specified host devices.

Managed Services

1.	Update and maintain the access control lists (ACLs), which are a set of security identifiers for the equipment.
2.

Full management of data communication circuits and all routing, testing, carrier interaction and fail- over for all circuits used in providing services to Customer. This will be managed to the ingress network of the Customer to routers that are provided by MEDecision.

3.

Latency and application availability will be measured between the Customer Server and MEDecision ASP network to insure that application access from the egress of the MEDecision ASP network to the Customer network will not exceed one hundred (100) milliseconds. This latency will be measured using ICMP (Internet Control Messaging Protocol) checks with a default MTU (Maximum Transfer Unit) originating from the MEDecision private edge DMZ router, through the WAN infrastructure to the edge router on the Customer premise location(s). Application level response time will be measured at the ingress of the Customer network. Response time for Customer commit post-transactions will not exceed five (5) seconds.

D.	Managed Server

The Manager Server consists of the Server and Services provided by MEDecision to support the Product. MEDecision will perform the following tasks:

Deployment Services

1.	Install and configure hardware, which is procured and paid for by MEDecision unless otherwise specified in an Appendix, Schedule or Exhibit hereto.
2.	Integrate hardware into MEDecision monitoring environment- Internet Control Message Protocol (ICMP), CPU, disk, hardware components).
3.	Install cables between devices.
4.	Provision the infrastructure specific operating systems.
5.	Define and configure operating systems monitoring to (1) monitor network connectivity, network devices, or server hardware and (2) gather performance data.
6.	Apply required operating system patches or modifications after notifying Customer of such need including the risks of applying, or not applying, patches to the production environment.
7.	Test application stability.
8.

Create the necessary segregated environments for the Customer to have a test, training and production environment. Segregation will allow for updating of specific environments including layered products.

9.	Perform security review prior to system launch which consists of:
a.	Configurations and settings check during initial server build
b.	Audit of password integrity
10.	Server hardening:
a.	Install only required operating systems components
b.

Install MEDecision patches as mutually agreed upon by the parties and as required to maintain compliance with all laws, rules and regulations, including but not limited to any laws, rules and regulations set forth in the Business Associate Agreement executed between MEDecision and Customer.

c.	Set passwords and access control
d.	Disable unnecessary network and system services
e.	Limit network services that run under the root account
f.	Enable account management and customer access to the maintenance utilities for use in configuring and maintaining the application
g.	Set up Customer administrator accounts within the application h. Enable read-only access to Cache Database

Managed Services

1.	Repair faulty server hardware; if necessary, reinstall and restore the operating systems and associated patches.
2.	Apply MEDecision required patches. Certain patches are required to be installed and other patches are installed only if approved by Customer.
3.	Operating system security patch management.

4.	Monitor relevant vendor and industry bulletins for security-related patch alerts and the other hardware and software components of the system.
5.

Evaluate need for patches and notify Customer of such need including the risks of applying, or not applying, patches to the production environment. An example of this would be if an emergency patch was released from Microsoft addressing security vulnerabilities, Customer may opt not to have this installed until the next scheduled maintenance window.

6.	Add, delete, and change MEDecision accounts and update passwords. These are accounts that are utilized to manage, monitor and troubleshoot Customer environments by MEDecision.
7.	Respond to events based on the agreed-on response and escalation procedures as set forth in this Agreement
8.	Continue troubleshooting until one of the following occurs:
a.	The application is operational again
b.	The cause is identified to be outside of MEDecision’s control (i.e. something on the client’s LAN/WAN)
c.

If reasonable options have been explored without success, MEDecision will discuss and assess alternatives with Customer (e.g., alternatives may include changes to Customer access control lists to screen specific traffic types)

9.	When necessary, perform restart of services after informing Customer of need and receiving permission to restart services if it will impact system availability during normal business hours.
a.	As requested by Customer, modify job scheduling on a server, such modifications consist of addition, change, or deletion of jobs

Customer will perform the following tasks:

Deployment Services

1.

Customer has reviewed the architecture that MEDecision will deploy to support Customer to and from all required physical locations in a timely fashion. However, MEDecision retains full responsibility for the architecture and the Hosted Network.

2.	Provide application specific system configuration (i.e. tables and options) per Customer reviewed architecture.
3.	Provide application configuration details for all interfaces needed for the integration.
4.	Freeze all application changes, which affect application workflow, at least eight (8) business days prior to Go-Live Date.
5.	Customer will provide MEDecision with local workstation access to support any troubleshooting on an as-needed basis.

Managed Services

1.

Respond to MEDecision inquiries regarding patch issues within one (1) business day of notification, (i.e. MEDecision recommends an OS security patch be applied - customer responds that it is acceptable to complete the maintenance item within Normal Operating Hours.)

2.	Responsible for additions, deletions, and changes to Customer accounts using the account management tool.
3.	Support MEDecision in troubleshooting Customer custom code issues including tables and options specific to Customer.

4.	Follow MEDecision Change Management Procedures for promoting code and content changes as set forth on Exhibit B-2 attached hereto.
5.	Verify changes are tested in staging environment being pushed into production by MEDecision.
E.	Managed Backup and Restore

MEDecision will perform the following services:

Managed backup and restore services provide operational support and management processes to meet operating system and related system software requirements for data availability, accessibility, retention, and restoration. Services are designed to support file system and specialized applications/databases. Backup/restore consists of a combination of online journaling, daily incremental file system backups and full database backups. [***] is performed each week. [***]

File System Backup (File Systems will be defined as the operating system and Layered Products necessary to run the Software)

File system backups consist of both the initial backup of the contents of the file system and incremental changes to the file system

MEDecision will perform the following tasks:

Deployment Services

1.	Install and configure journaling.
2.	Install and configure backup agents.
3.	Add system IDs to backup server.
4.	Schedule backups.
5.	Test backup/restore.
6.	Verify hardware and network.

Managed Services

1.

Manage operational support processes for performing operating system and related system software backup and recoveries and any tape mount requirements as required to meet Service Level Agreement under this Agreement.

2.	Maintain the tape library, media, and expendable supplies.
3.	File system backup.
4.	Conduct a full backup the first time a Customer file system is backed up. Thereafter, only daily incremental backups occur.
5.

Retain file system data within the MEDecision Data Center for [***] and ship data offsite weekly to a secure facility for [***]. (i.e. [***] is recommended, a longer period of time may be purchased to meet business requirements.)

File System Restore

File system restore services consist of the services required to restore file system and/or database content upon request.

1.

File restores as requested allows Customer to request restoration of a file on the internal disk to the server to a point in time. Customer may be charged a fee, at the hourly rate set forth in Appendix F, for Customer requested file restores unless otherwise agreed to by the parties in writing. No fee will be charged to Customer for required file restores if due to MEDecision error.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2.

Full restores (data and file system contents) as requested allows Customer to request the full restoration of a disk environment to a point in time (within the granularity of the backup schedule). Customer may be charged a fee, at the hourly rate set forth in Appendix F, for Customer requested full restores if needed for internal Customer needs and not general system needs, unless otherwise agreed to by the parties in writing. No fee will be charged to Customer for required full restores if due to MEDecision error.

Database backup

Database backups consist of both the initial backup of the data contained within the database and incremental changes to the data.

1.	Online journaling which consists of all journal and log files for the OLTP database.
2.	Incremental daily database backup with weekly full database backups.
3.

The incremental daily backup’s will be moved offsite each day. Backup tapes are cycled back into the Production environment according to the [***]. Weekly backups will be sent offsite the Monday after the backup is complete.

4.	Monthly database copies will be retained off-site for a [***].
5.	Annual backups, including the then current code will be sent offsite and stored for a term of [***].

Database Restore

Database restore services consist of the services required to restore the file system and/or database content upon request by Customer.

1.

Database restores as requested allows Customer to request restoration of a file on the internal disk to the server to a point in time. Customer may be charged a fee, at the hourly rate set forth in Appendix F, for Customer requested Database restores unless otherwise agreed to by the parties in writing. No fee will be charged to Customer for required Database restores if due to MEDecision error.

2.

Database full restores as requested allows Customer to request the full restoration of a disk environment to a point in time (within the granularity of the backup schedule). Customer may be charged a fee, at the hourly rate set forth in Appendix F, for Customer requested database full restores if needed for internal Customer needs and not general system needs, unless otherwise agreed to by the parties in writing. The fee will be calculated hourly at the contracted hourly rate. No fee will be charged to Customer for required database full restores if due to MEDecision error.

6.	Operation and Scheduled Maintenance

MEDecision will use its best efforts to ensure that the Products are available at all times except during scheduled maintenance services currently provided as follows:

•	Monthly Maintenance will be performed between [***].
•

Maintenance may be performed at any other time mutually agreed to by MEDecision and Customer but maintenance performed during Normal Operating Hours will count as unavailable hours (i.e., downtime); provided, however, if Customer directs MEDecision to perform maintenance during Normal Operating Hours, such Customer directed maintenance will not count as unavailable hours (i.e., downtime).

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7.	Penalties

MEDecision will capture and report Hosted Network downtime on a monthly basis (the “Monthly Outage Report”). No later than the fifth business day of each month, MEDecision will provide the prior month’s Monthly Outage Report to Customer Administrator. In the event that Hosted Network downtime is more than [***] in any calendar month during Normal Operating Hours (excluding any Customer directed maintenance), then Customer will receive a credit to be applied to future ASP fees provided that Customer notifies MEDecision in writing within ten (10) business days upon receipt of the applicable Monthly Outage Report. The credit will be calculated as follows:

[***]

The credits described above will begin to apply [***] after the Products are operating in a production environment. Further, the penalties described above will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

Termination for Chronic Poor Performance: Other than as set forth below under Saturday Poor Performance, if the Hosted Network downtime exceeds [***] (excluding any Customer directed maintenance) (“Chronic Poor Performance”). Customer may terminate this Agreement in accordance with the provisions of Section 10.3 hereof without any financial obligation, including any obligation for fees which are invoiced in arrears for any annual ASP Hardware and Software Fees, annual Maintenance and ASP Hosting Fees, or other service or Support fees as set forth on a Schedule or SOW. Further, this section will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

[***] Chronic Poor Performance: If the Hosted Network is down between [***]: MEDecision will respond within [***], begin working on the problem immediately and will work continuously until Hosted Network is back up. In the event that the Hosted Network is down more than [***], then the Support Escalation procedure set forth in Appendix A will apply and the penalties set forth in Section 7 of this Appendix B will increase to [***]. Further, this section will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

8.	Disaster Recovery

The entire ASP infrastructure is currently housed in a SunGard fortified datacenter located in Philadelphia, Pennsylvania. The Data Center has redundant environmental systems and redundant network grid connectivity. Connectivity exists today between this Data Center and other SunGard facilities.

Each evening, an automated back-up will be performed. One copy will remain on-site at the ASP Data Center and one copy will be sent to an offsite facility. The physical structure of the ASP Data Center is setup with 2 floors. The Data Center is also built with reinforced concrete to survive extreme physical stresses. In the event of an incident that requires recovery, the systems would be moved from one floor to the other. In the event of equipment loss, equipment from MEDecision’s office would be utilized to restore operations of the transactional data store.

***      Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Hardware that mimics the production environment is installed at MEDecision’s corporate office in Wayne, Pennsylvania and is updated with the most current release of the CarePlanner and Customer production CarePlanner software. In the event of a failure, the primary functions would be recovered to another location (another SunGard Data Center).

Within [***] of the “go-live” date, MEDecision with Customer’s assistance will run a disaster recovery test. Should the Hosted Product be unavailable beyond [***] with acceptable performance (“Disaster Recovery Criteria”), MEDecision will continue to run disaster recovery tests every [***] until the Disaster Recovery Criteria are satisfied. If the Disaster Recovery Criteria remain unsatisfied after the [***] test, further payment will be suspended until such time as the parties have agreed to a solution to the problem, which disaster recovery solution will be no less that the services offered in Option C below at no increased cost to Customer.

On the [***] anniversary of the SunGard contract, MEDecision will notify Customer [***] prior to the expiration of the SunGard contract. Within [***], MEDecision and Customer will mutually agree upon either a contract extension with SunGard or a mutually agreeable alternative. Upon any subsequent renewal with SunGard or alternate vendor, the same process will be followed.

Disaster Recovery Options: Option A below is included in the ASP offerings. Customer may choose to implement Options B or C by notifying MEDecision and entering into an addendum to this Agreement.

A.	Recovery is completed in Philadelphia, Pennsylvania at the SunGard Data Center
a)	Monthly Charge – [***].
b)

The physical structure of the SunGard Data Center is setup with 2 floors handling their e- Sourcing business, 6 and 11. The facility is also built with reinforced concrete to survive extreme physical stresses. The building is known as the Carrier hotel with several major telecom carriers establishing their CO’s in the same building. In the event of an incident, that would force an evacuation of the 11th floor. The systems would move to the 6th floor. There are cross connects between the two floors and DMarc ties between 6 and 11. System archives and backup data would be returned to the 6th floor and, in the event of equipment loss, equipment from the Wayne office would be utilized to restore operations of the transactional data store within [***]. Backups would be accurate up to the previous nightly backup if this method were employed.

B.	Recovery is completed and serviced out of the MEDecision Wayne, Pennsylvania Data Center
a)

This option offers an added level of protection in the unlikely event that the primary SunGard facility is no longer available. A mirrored environment will be deployed and managed at MEDecision’s Data Center.

b)	Additional Monthly Charge – [***]
c)

Similar to Option A above, the Wayne Data Center houses equipment that is used for development and stress testing for both Customer stores and the CarePlanner and Customer CarePlanner environments. Remote telecom facilities would need to be established to transition the traffic from the ASP to the Wayne Data Center. The Data Center would be converted to handle Customer traffic in a degraded fashion, while the primary facilities are being addressed and re-established. Turn around time for this option would be [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

C.	Recovery is completed out of remote SunGard data center
a)

This option offers an added level of protection in the unlikely event that the primary SunGard facility is no longer available. A mirrored environment will be deployed and managed at an alternate SunGard facility.

b)	Additional Monthly Charge- [***]
c)

Recovery would include a server environment in a remote SunGard location. This server would be prepped and would be waiting in the event a disaster is announced. This location would be provided with either a [***] connection between the facilities or direct connection [***]. The site would contain hardware that would be designated for Customer and would allow operations to continue as soon as commercially reasonable but no later than [***]. This would include connectivity between the database server and the client(s) on Customer’s network. Reporting could be performed in a degraded fashion, off hours unless other accommodations are made to support a redundant reporting environment. In the event of a disaster, the off site tapes would be immediately shipped to the disaster recovery site. At the same time, personnel would begin the recovery process restoring Customer’s data directly to the backup server.

D.	Recovery is completed and serviced out of a Customer’s Disaster Recovery facility

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX B1- Hardware and Software List

MEDECISION INFRASTRUCTURE, APPLICATION AND SOFTWARE SCHEDULE

1. Infrastructure
MEDecision CarePlanner Web ASP 300 Browser sessions		Monthly ASP Amortization
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-2 - MEDecision Change Management Procedures

Change Request Process:

The following sequential steps are followed for MEDecision Change Requests related to a proposed modification:

1.	A Change Request by is made by Horizon to MEDecision
2.	The Change Request is analyzed and prioritized by MEDecision
3.	A release is determined for the change request to be applied
4.	Detailed specifications are created by MEDecision outlining the functional and technical impact of the change
5.	Detailed specifications and cost and schedule are provided to Horizon for their review and approval.
6.	The change is developed by MEDecision in the release identified in a development environment
7.	The change is checked into source code control by MEDecision
8.	The package is created from source code management tool by MEDecision
9.	The package is deployed to Integration Environment for Integration Testing
10.	The package is deployed to MEDecision’s QA environment for Functional and Regression Testing
11.	MEDecision QA signs-off that the change meets the requirements
12.	The package is deployed to Horizon test environment
13.	On the completion of successful testing, Horizon signs-off on the Change Request
14.	MEDecision moves the Change Request to the Horizon production environment

Appendix C - Form of Business Associate

AGREEMENT WITH BUSINESS ASSOCIATE - SAFEGUARDING PRIVATE INFORMATION

This Agreement is effective as described below by and between MEDecision, Inc. (“Business Associate” or “BA”) and any of the affiliated company(ies) of Horizon1for which BA is to provide services or functions and which are governed by Subtitle F of Title II of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and its implementing regulations (45 CFR Parts 160-164) (“the HIPAA Rules”), and/or the “nonaffiliated third party” requirements of Title V of the Gramm-Leach-Bliley Act (15 U.S.C. § 6801 ef seq.) (“GLBA”) and, as applicable, state statutes and regulations implementing same, including its implementing regulations issued by the Insurance Commissioner of the State of New York - Regulation 169, its implementing bulletins, Bulletin Nos.: 00-15 and 01-10, issued by the Commissioner of the New Jersey Department of Banking and Insurance; and the information collection and disclosure requirements set forth at N.J.S.A. 17:23A-1 et seq., the New Jersey Information Practices Act, and its implementing regulations issued by the Department of Insurance of the Commonwealth of Pennsylvania (“the GLBA Rules”), either because Horizon is a Covered Entity under the HIPAA Rules or is itself a business associate of a Covered Entity under those Rules.

Horizon and Business Associate mutually agree to the terms of this Agreement in order to comply with the business associate contracting requirements the HIPAA Rules and the “nonaffiliated third party” requirements of the GLBA Rules.

This Agreement is effective April 14, 2003 or on the required effective date for the HIPAA Rules, if later than April 14, 2003 (“the Effective Date”).

Safeguarding Private Information.

“Private Information” defined. “Private Information” consists of Protected Health Information (“PHI”), created or received on behalf of, or received from Horizon, as defined by the HIPAA Rules, Personal or Privileged Information, as defined by the New Jersey Information Practices Act, and Nonpublic Personal Financial and, as applicable, Health Information, as defined by GLBA and its supporting regulations.

Permitted Uses and Disclosures. Business Associate will not Use or Disclose, or make requests for, Private Information except the minimum information that is necessary to accomplish its purposes as Required by Law and as permitted or required by this Agreement, as follows:

Functions and Activities on Horizon’s Behalf. In addition to providing data aggregation services regarding the Health Care Operations of Horizon, Business Associate is permitted to Use and Disclose, or make requests for, Private Information only as follows: UM CareAdvantaqe transition

[1]

The Horizon affiliated companies are currently: Horizon Healthcare Services, Inc., d/b/a Horizon Blue Cross Blue Shield of New Jersey, Horizon Healthcare of New Jersey, Inc., including its Horizon Mercy Medicaid line of business, Horizon Healthcare of New York, Inc., Horizon Healthcare Insurance Company of New York, Horizon Healthcare Administrators, Inc.**, Horizon Casualty Services, Inc.**, Horizon Healthcare Dental Services, Inc., Horizon Healthcare Dental, Inc., Horizon Healthcare of Pennsylvania, Inc., Horizon Healthcare Insurance Company of Pennsylvania, and Horizon Healthcare of Delaware, Inc. Affiliates identified with ** above are not Covered Entities directly subject to the HIPAA Rules. The designation of Horizon affiliated companies is subject to change; and affiliation is not intended to create joint liability for violation of the HIPAA Rules or Horizon’s policies and procedures by individual affiliates, nor any right of action by the Member of one affiliate against other affiliates.

Business Associate’s Operations. Business Associate may Use Private Information only to the extent and as necessary for Business Associate’s own proper management and administration or to carry out Business Associate’s legal responsibilities. Business Associate may Disclose such Private Information, except for any such Nonpublic Personal Financial Information, for Business Associate’s own proper management and administration or to carry out Business Associate’s legal responsibilities only if:

the disclosure is Required by Law; or

Business Associate obtains reasonable assurance, evidenced by written contract, from any person or organization to which Business Associate will Disclose such Private Information that the person or organization will:

hold such Private Information in confidence and Use or further Disclose it only to the extent and as necessary for the purpose for which Business Associate Disclosed it to the person or organization; and

notify Business Associate (who will in turn promptly notify Horizon) of any instance of which the person or organization becomes aware in which the privacy or security of such Private Information was breached.

Data Aggregation. Upon request by Horizon, or in order to fulfill Business Associate’s duties under the Agreement, Business Associate may conduct Data Aggregation services to the extent permitted by the HIPAA Rules and not otherwise prohibited by this Agreement.

Disclosure to Subcontractors and Agents. Business Associate may Disclose Private Information to agents and subcontractors to perform functions or activities on its behalf to the extent permitted under the Agreement. Prior to such Disclosure, Business Associate will comply with Section B.3 of this Addendum.

Prohibition on Unauthorized Use or Disclosure of Consumer Lists. Business Associate will not develop any list, description or other grouping of individuals using, or use or disclose any such list derived from, Nonpublic Personal Financial Information received from, or created or received on behalf of, Horizon, except as permitted by this Agreement or in writing by Horizon.

Compliance with Privacy Rules and Horizon’s Privacy Policies and Procedures.

Business Associate will Use and Disclose Private Information only:

consistent with the manner in which Horizon is permitted to Use and Disclose by the HIPAA Rules (as amended from time to time);

consistent with the manner in which Horizon is permitted to Use and Disclose by applicable state law not preempted pursuant to 45 CFR Part 160, Subpart B of the HIPAA Rules; and

consistent with Horizon’s information privacy policies and procedures, as they may be amended from time to time. Horizon shall provide Business Associate with a copy of Horizon’s information privacy policies and procedures. (Horizon’s current information privacy policies and procedures are available upon request.) Business Associate is not responsible for complying with a Horizon privacy policy or procedure if Horizon fails to give notice of such policy or procedure, unless such policy or procedure reflects a requirement of state and/or federal laws and/or regulations.

Information Safeguards. Business Associate will develop, implement, maintain and use appropriate administrative, technical and physical safeguards, in compliance with Social Security Act §1173(d) (42 U.S.C. §1320d-2(d)), 45 CFR §164.530(c), any other implementing regulations issued in support of the HIPAA Rules and, as well, the GLBA Rules, to preserve the security, integrity and privacy of and to prevent non-permitted or violating Use or Disclosure of Private Information. Business Associate will document and keep these safeguards current.

Subcontractors and Agents. Business Associate will require, in writing, each of its subcontractors and agents to which Business Associate is permitted by this Agreement to Disclose any of the Private Information to provide reasonable assurance that said subcontractor or agent will comply with the same restrictions and conditions, including any privacy and security obligations, to which Business Associate is subject with respect to such Private Information.

Compliance with Standard Transactions. If Business Associate conducts, in whole or in part, Standard Transactions for or on behalf of Horizon, Business Associate will comply, and will require any subcontractor or agent involved with the conduct of such Standard Transactions to comply, with each applicable requirement of 45 CFR Part 162; and will execute with Horizon its Trading Partner Agreement relating to the conduct of Standard Transactions. Business Associate will not enter into, or permit its subcontractors or agents to enter into, any trading partner agreement in connection with the conduct of Standard Transactions for or on behalf of Horizon that:

changes the definition, data condition, or use of a data element or segment in a Standard Transaction; adds any data elements or segments to the maximum defined data set;

uses any code or data element that is marked “not used” in the Standard Transaction’s implementation specification or is not in the Standard Transaction’s implementation specification;

changes the meaning or intent of the Standard Transaction’s implementation specification; or

otherwise that fails to comply with the HIPAA and its implementing regulations, as they may be amended from time to time.

Private Information Access, Amendment and Disclosure Accounting.

Access. In the event that Business Associate directly receives a request for access from an individual or an individual’s personal representative, Business Associate will notify Horizon immediately - at which time Horizon may, in its sole discretion, determine to itself satisfy any such individual request directly. Horizon will promptly notify Business Associate of its determination. If Horizon determines that it will satisfy the individual request directly, Business Associate will not respond to the individual’s request; but will instead submit to Horizon, within 10 business days (or such shorter time frame as described below) of Horizon’s notice of determination to respond directly, all Private Information in its custody and control, such that Horizon may directly meet its access obligation under the HIPAA Rules, at 45 CFR §164.524 and the New Jersey Information Practices Act, if applicable. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response. Business Associate will respond to Horizon in the time designated by Horizon, such that Horizon can meet its customer’s requirements.

In the event that Horizon receives a request for access from an individual, Horizon shall notify Business Associate, as necessary, and Horizon may, in its sole discretion, determine to itself satisfy any such individual request directly or to direct Business Associate to directly respond to the individual. If Horizon determines that it will satisfy the individual request directly, Business Associate will submit to Horizon, within 10 business days of notification to it from Horizon of its receipt of such a request (or such shorter time frame as described below) all Private Information in its custody and control, in order that Horizon may directly meet its access obligation under the HIPAA Rules, at 45 CFR §164.524 and the New Jersey Information Practices Act, if applicable. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response. Business Associate will respond to Horizon in the time designated by Horizon, such that Horizon can meet its customer’s requirements.

In either event of individual request for access, if Horizon directs Business Associate to respond directly to the individual, Business Associate will permit the individual (or the individual’s personal representative) to inspect and obtain copies of any Private Information about the individual that is in Business Associate’s custody or control. Business Associate will follow the procedures for access set out in 45 CFR §164.524 and will make Private Information available in accordance with the requirements of the New Jersey Information Practices Act, if applicable, including the following:

access will be permitted to the Horizon designated record set if an individual submits proper identification and a written request.

only Private Information which is reasonably described by the individual and reasonably locatable and retrievable is subject to this access requirement.

within 30 days from request, Business Associate must, in writing, inform the individual of the nature and substance of the recorded Private Information.

with respect to medical record information supplied by a provider, Business Associate shall supply such requested information either directly to the individual or to a medical professional designated by the individual and licensed to provide care with respect to the condition to which the information relates, as determined by Horizon. If it is determined by Horizon that such information is to be provided to the designated provider, then Business Associate shall notify the individual that it has provided such information to their designated medical professional.

the Business Associate, consistent with Horizon’s privacy policies and procedures, shall disclose to the individual, the identity, if recorded, of the person to whom the Business Associate has disclosed the Private Information within the two years prior to the request, or if such identities are not recorded, shall disclose the names of those insurance institutions, agents, insurance-support organizations or of the persons to whom such information is normally disclosed by the Business Associate.

the Business Associate shall provide the individual with a summary of the proceedings by which the individual may request correction, amendment, or deletion of the recorded Private Information.

a reasonable fee, as is consistent with Horizon’s privacy policies and procedures, may be charged to cover the costs incurred in providing any copy of recorded Private Information.

Business Associate will promptly report each provision of access in accordance with this paragraph to Horizon, along with a copy of any Private Information that is copied by the individual (or his representative) or such other information as Horizon may request, such as a summary of information accessed.

Amendment. In the event that Business Associate directly receives a request for amendment from an individual or an individual’s personal representative, Business Associate will notify Horizon immediately - at which time Horizon may, in its sole discretion, make a determination on any such individual request directly. Horizon will promptly notify Business Associate of its determination whether to grant or deny the request for amendment. If Horizon makes a determination on the individual’s request, Business Associate will not respond directly to the individual’s request but will amend, upon Horizon’s direction, within 3 business days (or such shorter time frame as described below) all Private Information in its custody and control which is related to the subject of the request, in order that Horizon may directly meet its amendment obligation under the HIPAA Rules, at 45 CFR §164.526 and the New Jersey Information Practices Act, if applicable. Horizon will notify Business Associate promptly of any determinations made with respect to the individual request; and Business Associate will assist Horizon in meeting its amendment obligation, as needed and throughout any administrative hearings that may arise from any such request. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response.

In the event that Horizon receives a request for amendment from an individual, Horizon may, in its sole discretion, make a determination on the individual’s request. Horizon will promptly notify Business Associate of its determination whether to grant or deny the request for amendment. If Horizon makes a determination on the individual’s request, Business Associate will not respond directly to the request but will amend, upon Horizon’s direction, within 3 business days (or such shorter time frame as described below) all Private Information in its custody and control which is related to the subject of the request, in order that Horizon may directly meet its amendment obligation under the HIPAA Rules, at 45 CFR §164.526 and the New Jersey Information Practices Act, if applicable. Horizon will notify Business Associate promptly of any determinations made with respect to the individual request; and Business Associate will assist Horizon in meeting its amendment obligation, as needed and throughout any administrative hearings that may arise from any such request. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response.

If Horizon directs Business Associate to make the determination on the individual’s request for amendment, Business Associate will make its determination in accordance with Horizon’s privacy policies and procedures. In the event that Business Associate determines that it will permit an individual to append, correct, delete or make any other amendment to any Private Information about the individual that is in Business Associate’s custody or control, Business Associate will follow the procedures for amendment set out in the HIPAA Rules, at 45 CFR §164.526 and the New Jersey Information Practices Act with respect to Private Information, and shall notify Horizon of its determination.

Business Associate promptly will report each amendment to Horizon or such other information as Horizon may request, such as a summary of information amended.

Disclosure Accounting. In the event that Business Associate directly receives a request for an accounting from an individual or an individual’s personal representative, Business Associate will notify Horizon immediately. Horizon may, in its sole discretion, determine to respond to such individual request directly. Horizon will promptly notify Business Associate of its determination. If Horizon determines that it will respond directly to such individual, Business Associate will submit to Horizon, within 5 business days (or such shorter time frame as described below) of Horizon’s notice to Business Associate, an accounting of any such disclosures, in order that Horizon may meet its disclosure accounting obligations under the HIPAA Rules, at 45 CFR §164.528. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response. Business Associate will respond to Horizon in the time designated by Horizon, such that Horizon can meet its customer’s requirements.

In the event that Horizon receives a request for an accounting from an individual or an individual’s personal representative. Horizon may, in its sole discretion, determine to respond to the individual’s request directly or to direct Business Associate to respond to the individual’s request directly. If Horizon determines that it will respond directly to such individual, Business Associate will submit to Horizon, within 5 business days, or such shorter time frame as described below, of Horizon’s notice to Business Associate, an accounting of any such disclosures, in order that Horizon may meet its disclosure accounting obligations under the HIPAA Rules, at 45 CFR §164.528. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response. Business Associate will respond to Horizon in the time designated by Horizon, such that Horizon can meet its customer’s requirements.

If Horizon directs Business Associate to respond directly to an individual request for accounting, Business Associate will provide the individual with an accounting of all disclosures that it has made. Business Associate will follow the procedures for accounting set out in the HIPAA Rules, at 45 CFR §164.528 and the New Jersey Information Practices Act, if applicable, with respect to Private Information. If a Horizon customer requires Horizon to respond more quickly than required by the HIPAA Rules, Horizon will notify Business Associate of the shorter time frame for response. Business Associate will respond to the individual in the time designated by Horizon, such that Horizon can meet its customer’s requirements. Business Associate promptly shall notify Horizon of its response to the individual.

In all events, Business Associate will document, and will require its agents and subcontractors to document, each Disclosure required to be accounted for in accordance with the HIPAA Rules, 45 CFR §164.528, that is made by it or them of Private Information; and will notify Horizon immediately of any such Disclosure.

Business Associate will promptly report each provision of accounting in accordance with this section D.3. to Horizon, along with a copy of any accounting that is provided to the individual (or his representative).

Prohibition on Unauthorized Use or Disclosure. Business Associate will not Use, Disclose, or make requests for Private Information received from another business associate of Horizon, except as permitted or required by this Agreement, as Required by Law, or as otherwise permitted in writing by Horizon. Horizon shall notify Business Associate when Horizon has agreed to a restriction on Use or Disclosure that affects Business Associate’s Uses or Disclosures.

Personal Representatives. In the event Business Associate receives a request from an individual to treat another person as the individual’s personal representative, Business Associate promptly will notify Horizon of such request. Horizon, in its sole discretion, may make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will treat as a personal representative, any person so designated by the member and accepted by Horizon.

In the event Horizon receives a request from an individual an individual to treat another person as the individual’s personal representative, Horizon, in its sole discretion, may make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will treat as a personal representative, any person so designated by the member and accepted by Horizon.

If Horizon directs Business Associate to make a determination on the individual’s request, Business Associate shall make such a determination in accordance with Horizon’s privacy policies and procedures. Business Associate promptly shall notify Horizon of its determination.

Confidential Communication. In the event Business Associate receives a request from an individual for communications by alternative means or at alternative locations, due to the individual’s assertion that he/she will be endangered if communications occur through the normal means or to the normal location (“confidential communications” under the HIPAA Rules), Business Associate promptly will notify Horizon of such request. Horizon, in its sole discretion, may make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will communicate with the individual in the alternative means or locations, as agreed-to by Horizon.

In the event Horizon receives a request from an individual for confidential communications under the HIPAA Rules, Horizon may, in its sole discretion, make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will communicate with the individual in the alternative means or locations, as agreed-to by Horizon.

If Horizon directs Business Associate to make a determination on the individual’s request, Business Associate shall make such a determination in accordance with Horizon’s privacy policies and procedures. Business Associate promptly shall notify Horizon of its determination.

Restrictions of Use and Disclosure of Private Information. In the event Business Associate receives a request from an individual for restrictions on the Use and Disclosure of Private Information for Treatment, Payment and Health Care Operations purposes as permitted by the HIPAA Rules, Business Associate promptly will notify Horizon of such request. Horizon, in its sole discretion, may make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will follow the restrictions on Use and Disclosure of Private Information, as agreed-to by Horizon.

In the event Horizon receives a request from an individual for restrictions on the Use and Disclosure of Private Information for Treatment, Payment and Health Care Operations purposes as permitted by the HIPAA Rules, Horizon may, in its sole discretion, make a determination on the request, or may direct Business Associate to do so. If Horizon makes a determination on the request, Business Associate will follow the restrictions on Use and Disclosure of Private Information, as agreed-to by Horizon.

If Horizon directs Business Associate to make a determination on the individual’s request, Business Associate shall make such a determination in accordance with Horizon’s privacy policies and procedures. Business Associate promptly shall notify Horizon of its determination.

Audit and Inspection of Books and Records. Business Associate will make its internal practices, books, records, and other documents, including proof of the performance of any of its obligations under this Agreement relating to its Use and Disclosure of the Private Information available to Horizon for audit and compliance purposes during regular business hours at its place of business; and to the U.S. Department of Health and Human Services to determine compliance with the HIPAA Rules, 45 CFR Parts 160-164 or this Agreement.

Notification of Member Contact to Business Associate Relative to Privacy.

Unless otherwise provided for herein or directed otherwise, Business Associate will provide Horizon’s Privacy Officer with oral notice of all of the following, if and as any should occur:

Complaints received about Horizon’s, or Business Associate’s privacy policies or practices;

Requests by individuals for access and/or amendment to Private Information, as described above;

Requests by individuals for accountings of disclosures as described above;

Inquiries regarding Horizon’s, or Business Associate’s privacy policies or practices, including inquiries about and requests for Horizon’s Notice of Information Privacy Practices;

Need for an authorization and requests for designation of personal representatives; Requests for confidential communications, as described above;

Requests for restrictions on Use or Disclosure of Private Information, as described above;

Any request that exercises a member’s rights relative to his or her Private Information; and

An external investigation request.

Breach of Privacy Obligations.

Reporting. Business Associate will provide written notice to Horizon of any Use or Disclosure of, or request for, Private Information not permitted by this Agreement or in writing by Horizon, or otherwise in violation of the HIPAA Rules, the New Jersey Information Practices Act, if applicable, or GLBA and the GLBA Rules. Business Associate shall provide such notification without regard for whether the violation arose from the conduct of the Business Associate, one of its employees, agents or subcontractors. Business Associate will notify Horizon’s Legal Department and its Privacy Official not more than 2 business days after Business Associate learns of such non-permitted or violating Use, Disclosure or request. Business Associate’s notice will at least:

identify the nature of the non-permitted or violating Use, Disclosure or request;

identify the Private Information Used, Disclosed or requested;

identify who made the non-permitted or violating Use, request, or Disclosure, and who received the Private Information as a result of the non-permitted or violating Disclosure;

identify what corrective action Business Associate took or will take to prevent further non-permitted or violating Use, Disclosure or request;

identify what Business Associate did or will do to mitigate any deleterious effect of the non-permitted or violating Use or Disclosure; and

provide such other information, including a written report, as Horizon may reasonably request.

Termination of Agreement.

Right to Terminate for Breach. If Horizon determines that Business Associate has breached any provision of the Agreement, then Horizon may terminate its Agreement with Business Associate or may notify Business Associate of such breach. If Horizon notifies Business Associate of the breach, Business Associate shall cure the breach or end the violation as soon as possible, but in no event later than thirty (30) days after receiving notice of such breach. If Business Associate fails to take reasonable steps to effect such a cure within such time period, Horizon may report the problem to the Secretary of Health and Human Services or, terminate its Agreement with Business Associate.

Horizon may exercise the right to terminate its Agreement by providing Business Associate written notice of termination, stating the breach that provides the basis for the termination. Any such termination will be effective immediately or at such other date specified in Horizon’s notice of termination.

Obligations upon Termination.

Return or Destruction. Upon termination, cancellation, expiration or other conclusion of the Agreement between Business Associate and Horizon, Business Associate will return to Horizon or destroy, in Horizon’s sole discretion, all Private Information, in whatever form or medium (including in any electronic medium under Business Associate’s custody or control), including all copies of and any data or compilations derived from and allowing identification of any Individual who is a subject of the Private Information. Business Associate will complete such return or destruction as promptly as possible, but in no event later than 30 days after the effective date of the termination, cancellation, expiration or other conclusion of its Agreement. Business Associate will identify any Private Information that cannot feasibly be returned to Horizon or destroyed, and will extend all the protections afforded Private Information under this Agreement to any such information, as well as limit its further Use or Disclosure to those purposes that make return or destruction of that Private Information infeasible.

Within such 30 days, Business Associate will certify an oath in writing to Horizon that such return or destruction has been completed; and will deliver to Horizon the identification of any Private Information for which return or destruction is infeasible and, for that Private Information, will certify that it will only Use or Disclose such Private Information for those purposes that make return or destruction infeasible.

Continuing Privacy Obligation. Business Associate’s obligation to protect the privacy of the Private Information will be continuous and survive termination, cancellation, expiration or other conclusion of its Agreement.

Indemnity. Business Associate will indemnify and hold harmless Horizon and any Horizon affiliate, officer, director, employee or agent from and against any claim, cause of action, liability, damage, cost or expense, including attorneys’ fees and court or proceeding costs, arising out of or in connection with any non-permitted or violating Use, Disclosure or request of Private Information or other breach of this Agreement by Business Associate or any subcontractor, agent, person or entity under Business Associate’s control.

Right to Tender or Undertake Defense. If Horizon is named a party in any judicial, administrative or other proceeding arising out of or in connection with any non-permitted or violating Use, Disclosure or request of Private Information or other breach of this Agreement by Business Associate or any subcontractor, agent, person or entity under Business Associate’s control, Horizon will have the option at any time either (i) to tender its defense to Business Associate, in which case Business Associate will provide qualified attorneys to represent Horizon’s interests at Business Associate’s expense, or (ii) undertake its own defense, choosing the attorneys, consultants and other appropriate professionals to represent its interests, in which case Business Associate will be responsible for and pay the reasonable fees and expenses of such attorneys, consultants and other professionals.

Right to Control Resolution. Horizon will have the sole right and discretion to settle, compromise or otherwise resolve any and all claims, causes of actions, liabilities or damages against it, notwithstanding that Horizon may have tendered its defense to Business Associate. Any such resolution will not relieve Business Associate of its obligation to indemnify Horizon under this Agreement.

General Provisions.

Definitions. Capitalized terms not defined in this Addendum shall have the meaning set forth in the HIPAA Rules or the GLBA Rules, as applicable.

Amendment to Agreement. Upon the effective date of any final regulation or amendment to final regulations promulgated by the U.S. Department of Health and Human Services with respect to Private Information or Standard Transactions, or by the Insurance Commissioners of the states in which Horizon is licensed to conduct business with respect to Nonpublic Personal Financial and Health Information or Personal or Privileged Information, this Agreement of which it is part will automatically amend such that the obligations they impose on Business Associate remain in compliance with these laws and regulations.

Conflicts. The terms and conditions of this Agreement will override and control any conflicting term or condition of the Agreement. All nonconflicting terms and conditions of the Agreement remain in full force and effect.

No Third-Party Beneficiaries. No third-party beneficiaries are intended to benefit from this Addendum and no third-party beneficiary rights will be implied from anything contained in this Addendum.

Interpretation. Any ambiguity in this Addendum will be resolved in favor of a meaning that permits the applicable Covered Entity to comply with the HIPAA Rules.

Governing Law. All disputes arising under this Agreement shall by governed by New Jersey law unless otherwise provided in the underlying services agreement.

Notices. Unless otherwise provided herein, notices will be deemed given when properly addressed to Horizon’s Privacy Official of record, for Horizon, and to the Business Associate contact person of record, for Business Associate, upon the date of receipt if hand-delivered, or four (4) business days after deposit in the U.S. mail if mailed by registered or certified mail, postage prepaid, or one (1) business day after deposit with a national overnight courier for next business day delivery, or upon the date of electronic confirmation of receipt of a facsimile transmission.

IN WITNESS WHEREOF, Horizon and Business Associate execute this Agreement in multiple originals to be effective on the last date written below.

(NAME OF BUSINESS ASSOCIATE)		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY or its affiliate(s)
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

	(Signature)		(Signature)
	Danielle Russella		Richard Popiel

	(Print name)		(Print name)
Title:	SVP	Title:	Vice President & Chief Medical Officer
Date:	6/30/05	Date:	6/30/05

Appendix D - Source Code Escrow Agreement (attached in hard copy only)

Master Source Code Escrow Agreement

This Master Source Code Escrow Agreement (“Agreement”) is effective among MEDecision, Inc. (“MEDecision”), DSI Technology Escrow Services, Inc. (“DSI”), and any additional party signing the Acceptance Form attached to this Agreement (“Preferred Beneficiary”) (each a “Party” and collectively, the “Parties”).***

A. MEDecision and Preferred Beneficiary have entered or will enter into a license agreement, development agreement and/or other agreement regarding certain proprietary technology of MEDecision (referred to in this Agreement as the “License Agreement”).

B. MEDecision desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of MEDecision is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. MEDecision and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of MEDecision.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to the United States Bankruptcy Code, Section 365(n).

In consideration of the promises set forth in this Agreement and for good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

1.	Deposits.

1.1 Obligation to Make Deposit. Upon the signing of this Agreement, MEDecision will deliver to DSI the proprietary technology and other materials (“Deposit Materials”) required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A to this Agreement (“Exhibit A”). DSI will have no obligation with respect to the preparation, signing, or delivery of Exhibit A (“Exhibit A”).

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, MEDecision will conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, MEDecision will complete Exhibit B to this Agreement (“Exhibit B”) by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B will be signed by MEDecision and delivered to DSI with the Deposit Materials. Unless and until MEDecision makes the initial deposit with DSI, DSI will have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3. Escrow Account Name Identification. Subject to this Article 1, and at the time MEDecision makes the initial deposit with DSI in accordance with Section 1.2 above, MEDecision will complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by MEDecision to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, will be provided for by MEDecision on Exhibit E to this Agreement (“Exhibit E”), and Exhibit E will be signed by MEDecision and DSI.

1.4 Deposit Inspection. When DSI receives the Deposit Materials and Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.7 below.

1.5 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to MEDecision and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to MEDecision and Preferred Beneficiary. DSI’s acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the Deposit Materials have been received and accepted by DSI.

1.6 MEDecision’s Representations. MEDecision represents as follows:

a. MEDecision lawfully possesses all of the Deposit Materials deposited with DSI;

b. With respect to all of the Deposit Materials, MEDecision has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c. The Deposit Materials are not subject to any lien or other encumbrance;

d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.7 Verification. Preferred Beneficiary will have the right, at Preferred Beneficiary’s expense, to cause a verification of any Deposit Materials. Preferred Beneficiary will notify MEDecision and DSI of Preferred Beneficiary’s request for verification. MEDecision will have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI’s election an independent person or company selected and supervised by DSI, may perform the verification.

1.8 Deposit Updates. Unless otherwise provided by the License Agreement, MEDecision will update the Deposit Materials every six months if a new version of the product which is subject to the License Agreement has been released. Such updates will be added to the existing deposit. All deposit updates will be listed on a new Exhibit B executed by MEDecision. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates will be in accordance with Sections 1.2 through 1.7 above. All references in this Agreement to the Deposit Materials will include the initial Deposit Materials and any updates.

1.9 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by MEDecision and Preferred Beneficiary, or as otherwise provided in this Agreement.

2.	CONFIDENTIALITY AND RECORD KEEPING.

2.1 Confidentiality. DSI will maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI will have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI will not disclose, transfer, make available, or use the Deposit Materials. DSI will not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It will be the responsibility of MEDecision and/or Preferred Beneficiary to challenge any such order; however, DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to MEDecision and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, MEDecision and Preferred Beneficiary will each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection will be held during normal business hours and following reasonable prior notice.

3.	GRANT OF RIGHTS TO DSI.

3.1 Title to Media. MEDecision hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI will have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI will copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, MEDecision will provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. MEDecision hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI will not transfer the Deposit Materials.

4.	Release of Deposit.

4.1 Release Conditions. As used in this Agreement, “Release Condition” will mean MEDecision, or any successor or related party that may have acquired maintenance obligations from MEDecision for the Deposit Materials, ceases to do business in the ordinary course.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI will provide a copy of the notice to MEDecision by commercial express mail.

4.3 Contrary Instructions. From the date DSi mails the notice requesting release of the Deposit Materials pursuant to Section 4.1 of this Agreement only, MEDecision will have ten days to deliver to DSI contrary instructions (“Contrary Instructions”). Contrary Instructions will mean the written representation by MEDecision that a Release Condition pursuant to Section 4.1 of this Agreement only has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI will send a copy of Contrary Instructions to Preferred Beneficiary by commercial express mail. Additionally, DSI will notify both MEDecision and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.3. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from MEDecision and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from MEDecision, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to MEDecision and Preferred Beneficiary involved in the release.

4.5 Right to Use Following Release. The parties agree that no additional right is granted to Preferred Beneficiary under this Agreement to use the Deposit Materials. The Deposit Materials are valuable trade secrets of MEDecision and upon release of the Deposit Materials in accordance with this Article 4.4, Preferred Beneficiary agrees to hold them in confidence and not to disclose them to any third party and to use them solely to the extent set forth in the License Agreement, subject to the terms and conditions therein.

5.	Term and Termination.

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement will automatically renew from year-to-year unless (a) MEDecision and Preferred Beneficiary instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) DSI instructs MEDecision and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI will provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party will have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI will have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI will have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Termination by Resignation. DSI reserves the right to terminate this Agreement, for any reason, by providing MEDecision and Preferred Beneficiary with 60-days’ written notice of its intent to terminate this Agreement. Within the 60- day period, the MEDecision and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI’s written termination notice, then DSI will return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4 Disposition of Deposit Materials Upon Termination.

Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI will return or otherwise deliver the Deposit Materials in accordance with MEDecision’s instructions. If there are no instructions, DSI will return the Deposit Materials to MEDecision. DSI will have no obligation to return the Deposit Materials to MEDecision if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement will survive:

a. MEDecision’s Representations (Section 1.6);

b. The obligations of confidentiality with respect to the Deposit Materials;

c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

The obligation to pay DSI any fees and expenses

e. The provisions of Article 7; and

f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

6.	DSI’s Fees.

6.1 Fee Schedule. [***] will pay [***].

6.2 Payment Terms. DSI will not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due [***] of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7.	Liability and Disputes.

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any corporate officer of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI will not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. MEDecision and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities (“Liabilities”) incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement will be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators, who are experts in the field of computer software technology, will be selected. MEDecision and Preferred Beneficiary will each select one arbitrator and the two chosen arbitrators will select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association will select the third arbitrator. However, if DSI is a party to the arbitration, DSI will select the third arbitrator. Unless otherwise agreed by MEDecision and Preferred Beneficiary, arbitration will take place in San Diego, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party will:

a. Give DSI at least two business days’ prior notice of the hearing;

b. Include in any such order that, as a precondition to DSI’s obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

8.	General Provisions.

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between MEDecision and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI’s only obligations to MEDecision or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement will be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed by any party, Exhibit D need not be signed by Preferred Beneficiary or DSI and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications will be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It will be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties will have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability will affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question will be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement will be binding upon and will inure to the benefit of the successors and assigns of the parties. However, DSI will have no obligation in performing this Agreement to recognize any successor or assign of MEDecision or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Regulations. MEDecision and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

MEDECISION, INC.		DSI TECHNOLOGY ESCROW SERVICES, INC.
BY:	/s/ Carl E. Smith	BY:	/s/ Perla Cedeno

Name:	Carl E. Smith	Name:	Perla Cedeno
Title:	Vice President, Finance/CFO	Title:	Contract Administrator
Date:	12/31/02	Date:	2/7/03

Exhibit A

MATERIALS TO BE DEPOSITED

Account Number: [***]

MEDecision will deliver to DSI the following Deposit Materials:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

MEDECISION, INC.
BY:	/s/ Carl E. Smith

Name:	Carl E. Smith
Title:	Vice President, Finance/CFO
Date:	12/31/02

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Company Name: MEDecision, Inc._____________________________________________________________________

Account Number: [***] ______________________________________________________________________

Product Name _________________________________ Version: _____________________________________________

(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

QUANTITY	MEDIA TYPE & SIZE	LABEL DESCRIPTION OF EACH SEPARATE ITEM
_____________	Disk 3.5” or _____
_____________	DAT tape_____ mm
_____________	CD-ROM
_____________	Data cartridge tape _____
_____________	TK70 or ______ tape
_____________	Magnetic tape _______
_____________	Documentation
_____________	Other

PRODUCT DESCRIPTION:

Environment______________________________________________________________________________________

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name ___________________________	Version _______________________________

Hardware required ________________________________________________________________________________

Software required ________________________________________________________________________________

Other required information __________________________________________________________________________

I certify for MEDecision that the above described Deposit Materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature	Signature
Print Name	Print Name
Date	Date Accepted

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B#

EXHIBIT C

DESIGNATED CONTACT

Master Account Number: [***]

Notices, deposit material returns and communications to MEDecision should be addressed to:	Invoices to MEDecision should be addressed to:
Company Name: MEDecision, Inc.	MEDecision, Inc.
Address: 724 W. Lancaster Avenue	724 W. Lancaster Avenue
Suite 200	Suite 200
Wayne, PA 19087	Wavne, PA 19087
Designated Contact: David Comiciotto	Contact: Dennis Johnson, Controller
Telephone: (610) 254 - 0202	(610)254-0202, ext. 1113
Facsimile: (610)254-5100	P.O. #, if required:.
E-mail:
david.comiciotto@medecision .com
Verification Contact:
Telephone/E-mail:

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

DSI has two Operations Centers to service you. Agreements, Deposit Materials and notices to DSI should be addressed to: (select location)	All invoice fee remittances to DSI should be addressed to:
Attn: Client Services	DSI Technology Escrow Services, Inc.
9265 Sky Park Court, Suite 202	PO Box 45156
San Diego, CA 92123	San Francisco, CA 94145-0156
Telephone: (858) 499-1600
Facsimile: (858)694-1919
E-mail: clientservices@dsiescrow.com
or
Attn: Client Services
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: 770-239-9200
Facsimile: 770-239-9201
E-mail: clientservices@dsiescrow.com

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

NAME OF INITIAL ACCOUNT

Account Number: [***]

MEDecision, Inc. (“MEDecision”) has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. (“DSI”). Pursuant to that Agreement, MEDecision may deposit certain Deposit Materials with DSI.

The initial account will be referenced by the following name:

Master Source Code Escrow Agreement

MEDECISION, INC.
By:	/s/ Carl E. Smith

Name:	Carl E. Smith
Title:	Vice President, Finance/CFO
Date:	12/31/02

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

ADDITIONAL ESCROW ACCOUNT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number: [***]

New Account Number: _______________________

MEDecision, Inc. (“MEDecision”) has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. (“DSI”). Pursuant to that Agreement, MEDecision may deposit certain Deposit Materials with DSI.

MEDecision desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name: __________________.

MEDecision hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by MEDecision and DSI will govern this account. The termination or expiration of any other account of MEDecision will not affect this account.

MEDecision, Inc.	DSI Technology Escrow Services, Inc

MEDecision
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Fee and Services Schedule

ACCEPTANCE FORM

Account Number: [***]

Account Name: MEDecision Master Escrow Account

MEDecision, Inc. (“MEDecision”), Preferred Beneficiary and DSI Technology Escrow Services, Inc. (“DSI”), hereby acknowledge that is the Preferred Beneficiary referred to in the Master Source Code Escrow Agreement (“Agreement”) with DSI as the escrow agent and MEDecision, Inc. as the MEDecision. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Preferred Beneficiary is licensed for the following Deposit Materials:

PRODUCT CODE	PRODUCT NAME

Notices and communications should be addressed to:	Invoices should be addressed to:
Company Name:	Company Name:

Address:	Address:

Designated Contact:	Contact:

Telephone:

Facsimile:	PO(if required):

E-Mail:

Verification:

MEDECISION, INC.	PREFERRED BENEFICIARY	DSI ESCROW SERVICES, INC.
Signature:	Signature:	Signature:

Name:	Name:	Name:

Title:	Title:	Title:

Date:	Date:	Date:

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix E - MEDecision Holiday Schedule

New Years Day

Martin Luther King, Jr. Day

Presidents Day

Memorial Day

Independence Day

Labor Day

Thanksgiving Day

Day after Thanksgiving Day

Christmas Day

APPENDIX F - Services Rates

Services Rates

The rates for Services as of the Effective Date of this Agreement are as follows:

The following Standard Services Rate Table 1 represents the Standard Services Rates for services provided between [***]. In addition, services provided outside of [***], ( will be charged at [***]. All of the rates set forth in this Appendix F are subject to change with [***] written notice by MEDecision to Customer, unless otherwise provided by a Scope of Work. Increases in these rates will be limited to an annual increase not to exceed [***].

STANDARD SERVICES RATE TABLE 1

[***]	Rate
[***]	[***]
[***]	[***]
[***]	[***]
Greater than [***]	[***]
Note: The tiers are [***], e.g., the [***]are billed at [***], and the [***] are billed at [***].

Expenses

In addition to the fees described above, MEDecision’s pre-approved travel and living expenses will be reimbursed as services are rendered.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDecisiorr

601 Lee Rd.	Chesterbrook Corporate Center	Wayne, PA 19087	Phone: 610-540-0202	Fax: 610-540-5100
Schedule 1				Number HBL-S001

Customer: Horizon Blue Cross Blue Shield of New Jersey

This Schedule incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”)

Customer Purchase Order Number (optional):_________________________________

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: June 30,2005 Expiration date of this Schedule: [***]

1. LICENSE

A. MEDecision Products. MEDecision will install the MEDecision Hosted Products on MEDecision Servers at the Authorized Location set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable license to use the MEDecision Hosted Products in the normal course of Customer’s business. Customer agrees that the Products will only be used by Customer for its internal use during the [***].

Table One: MEDecision Products

MEDecision Product Code	MEDecision Product Name	Number of Members / Lives	Customer Server or MEDecision Server	Number of Instances	Line(s) of Business	Number of Con-current Users	License Fees	Annual Support Fees*	Annual ASP Hardware & Software Fees	First Year’s Annual ASP Hosting Fees*	Years 2-5 Annual ASP Hosting Fees*	PMPM for Member Lives Over 721K Member Lives
	AMM&TIE:	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

TOTALS							[***]	[***]	[***]	[***]	[***]
*	Annual Support Fees may increase each year by no more than [***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Pricing for MEDecision Hosting Products is [***].

B. Third Party Products. MEDecision will install the Third Party Products listed in Table Two at the Authorized Location and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable licenses to use the Third Party Products solely in conjunction with MEDecision Hosted Products in the normal course of Customer’s business. Customer agrees that the Products will only be used by Customer for its internal use during the [***] of this license. MEDecision will provide to Customer any and all rights, remedies, powers, and privileges it has or may have the ability to provide with respect to warranties or indemnities relating to the Third Party Products licensed to Customer hereunder. MEDecision’s licensors may be third party beneficiaries of this Agreement.

 Table Two: Third Party Products

Third Party Product Code	Third Party Product Name	Customer Server or MEDecision Server	Number of Instances	Number of Concurrent Users	Number of Users	License Fees	Annual Support Fees*	Annual Recurring License Fees*
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
*	Annual License Fees and Annual Support Fees may increase each year by no more than [***].
**

The Cache and Autocoder products are not being licensed by Customer under this Schedule and have been licensed by Customer under the Prior Agreement. Upon termination of the Prior Agreement, Customer will begin paying the license and support fees for the Cache and Autocoder products set forth in Table Two above on the same payment date that is in the Prior Agreement.

Moving Products from MEDecision’s ASP Facility.

MEDecision will not charge Customer for any Hardware or Software Fess as a result of relocating the Products. In the event that Customer wishes to relocate the Products licensed under this Schedule 1, the parties will work together in good faith to address the following issues:

1)	Transferring of third party products responsibility from MEDecision to Customer and Customer re-licensing any third party products that are not transferable.
2)	Establishing the storage requirements that are needed to host the then-current data warehouse and transactional database needs.
3)	Establishing the hardware configuration that is needed to host Products licensed under this Schedule 1.
4)	Scheduling the reinstalling of the hardware and transfer at Customer’s expense.
5)	Migrating the data to the new storage architecture.
2.	[***]

[***]

3. DISASTER RECOVERY. For disaster recovery, Customer has selected [***] as set forth in Section 8 of Appendix B at the additional cost of [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4. PAYMENT TERMS. Payments due under this Schedule 1 are as follows: ([***] The fees in Subsection a are payable as follows: [***]. The fees in Subsections b, d and e [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
BY:	/s/ Danielle Russella	BY:	/s/ Richard Popiel

Name:	Danielle Russella	Name	Richard Popiel, M.D., M.B.A.
Title:	Sr. Vice President, Sales	Title:	Vice President and Chief Medical Officer
Date: 6/30/05		Date: 6/30/05

Exhibit A - Early Termination Fee Schedule

Month	Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDECISION

601 Lee Rd.	Chesterbrook Corporate Center	Wayne, PA 19087	Phone: 610-540-0202	Fax: 610-540-5100
Schedule 2				Number HBL-S002

Customer: Horizon Blue Cross Blue Shield of New Jersey

This Schedule incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”)

Customer Purchase Order Number (optional): __________________

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: June 30, 2005 Expiration date of this Schedule: [***]

1.	LICENSE

A. MEDecision Products. MEDecision will install the MEDecision Products on MEDecision Servers at the Authorized Location set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer a nonexclusive, nontransferable license to use the MEDecision Products in the normal course of Customer’s managed care, preadmission certification, continued stay review or case management business or other business of Customer as mutually agreed upon in writing between the parties. Customer agrees that the Products will only be used by Customer for its internal use during the [***].

TABLE ONE: MEDECISION PRODUCTS

MEDecision Product Code	MEDecision Product Name	Number of Members / Lives	Customer Server or MEDecision Server	Number of Instances	Line(s) of Business	License Fee	Annual ASP Fees
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TOTALS:						[***]	[***]
*	Annual Support Fees may increase each year by no more than [***]. MEDecision acknowledges that it is providing Customer with a license to iEXCHANGE Web at [***] iEXCHANGE Web.

iEXCHANGE Web Fees

Annual iEXCHANGE ASP Fee. [***]. Thereafter, the Annual iEXCHANGE ASP Fee will be due on each anniversary for the term of this Schedule 2. The Annual iEXCHANGE ASP Fees may increase each year by no more than [***].

iEXCHANGE Transaction Fees. [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

iEXCHANGE Telecommunications Fees. If necessary, Customer will bear any additional telecommunications costs to gain access to the MEDecision ASP Center, including the telecommunication line charges.

The use of the iEXCHANGE Product will not require the use of any of Customer’s Cache Database licenses.

2.	PAYMENT TERMS

[***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
BY:	/s/ Danielle Russella	BY:	/s/ Richard Popiel

Name: Danielle Russella		Name Richard Popiel, M.D., M.B.A.
Title: Sr. Vice President, Sales		Title: Vice President and Chief Medical Officer
Date: 6/30/05		Date: 6/30/05

Appendix G - Project Phases

This Appendix G distinguishes which projects are related to the multi phase approach, described below, to migrating CarePlanner WinUCS to CarePlanner Web, as well as installation of additional MEDecision Products.

Phase I Projects - 2005 Initiative

-	[***]
-	[***]
-	[***].

Scope of Work HBL-SOW001, and HBL-SOW002 have been created for the above stated projects.

Phase 1-A Project - projected 2005 Initiative

-	[***]

Scope of Work to be provided.

Phase II and Later Projects - 2006 and Beyond Initiative

-	[***]
-	[***]
-	[***].

Statements of Work for Phase II and later phases will be created for Customer upon request. The later phase projects are subject to change at Customer’s discretion and request.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix H - Documentation

[***] (all release specific) consisting of:

-	[***]
-	[***]
-	[***]
-	[***]
-	[***]
-	[***]

[***]

[***]

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDECISION

601 Lee Road, Chesterbrook Corporate Center	Wayne, PA 19087 Phone: 610-540-0202	Fax: 610-540-0270
Scope of Work: Data Conversion from current version to CarePlanner Web 3.4	Number HBL-SOW001

Customer: Horizon Blue Cross and Blue Shield of New Jersey (HBL)

This SOW incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”) Effective Date of this Scope of Work: June 30, 2005

1.	Project Coordinators.

Customer: TBD

MEDecision: TBD

2.	Location of Services.

Customer’s offices and MEDecision’s offices

3.	Description of project and services for this Scope of Work (SOW).

Background

Horizon Blue Cross and Blue Shield of New Jersey (HBL) has been using MEDecision’s CarePlanner® WinUCS application [***]. Migration to CarePlanner® Web allows customers to move off of older and more expensive platforms and take advantage of leading edge healthcare functionality that will be added to CarePlanner® Web in 2005 and beyond. In addition to providing powerful functionality, CarePlanner® Web will provide more control of the software through the CarePlanner® Admin module and ease the rollout of upgrades to users by eliminating the need to push out an executable.

HBL is currently using CarePlanner WinUCS version 2.3.12 to manage a portion of its Utilization Management population and has not accepted an upgrade of the software in a number of years. Since the time that the current version was implemented, a number of upgrades have been made available that include many functional enhancements. These enhancements have required the underlying database to be modified and made more robust in order to house the information required to implement the new functionality. MEDecision initially explored the idea of starting fresh with a new instance of CarePlanner for the Win to Web migration project, using the current version of CarePlanner WinUCS to view the current data set as needed and using CarePlanner Web only for new cases. Internal discussions pointed to the need for the previous data to not only be made available to CarePlanner Web users within the new version, but also for the data to be made available to the new CRIS database that will be created as part of the CarePlanner Win to Web migration project. In order to make the current data set available for CarePlanner Web, MEDecision has identified a number of tasks that are required of each organization. Many of these coincide directly with tasks that will be defined within the CarePlanner Win to Web migration project, and the Complete Criteria for this SOW ties in directly with the completion of that CarePlanner Win to Web migration project. Despite this relationship, the effort and SOW for work related to the database conversion has been separated out in order for the work on the conversion to begin prior to the completion of final contracting and agreements that are required for migration to Web. This Scope of Work (SOW) will describe the project, effort and pricing for completing the migration of data with the end goal of making the current data available for full use within the implemented version of CarePlanner Web.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Project Description

This SOW will describe the tasks and services required for MEDecision to work with HBL to successfully migrate from CarePlanner® WinUCS 2.3.12 to the database supported by CarePlanner® Web 3.4. The project description can be broken down into six high-level project components:

•	Project Management
•	Analysis of database upgrades for each release
•	Modification of database utilities based on the above analysis
•	Network Infrastructure team tasks
•	Implementation of a new temporary server to facilitate the conversion process
•	Support of data movement and the technical support staff
•	Technical Support tasks
•	Allowance for performing Mock Live runs
•	Preparation of the database for conversion
•	Test conversion runs
•	Analysis
•	Migration of files
•	Support and troubleshooting
•	Production Deployment
•	Planning and management of tasks
•	Running and monitoring utilities
•	Support of the HBL testing effort

The high level sequence of tasks is as follows for the conversion project: A preliminary plan, which is subject to change, is attached hereto as Exhibit A and reflects major milestones. After completion of the design review no later than July 22nd, the parties will work together towards a final project plan.

•	Pre-kickoff session between the two project leads to determine the message and timelines that will be communicated during the actual kick off meeting
•	Kick off meeting to describe the high level tasks, timelines, resources and responsibilities of each organization

The remaining tasks will likely occur in conjunction with tasks required of the overall Win to Web migration project.

•	MEDecision performs analysis and programming tasks for creation of the utilities that will convert the database
•	MEDecision obtains a server for performing the testing of the conversion. This server is usually referred to as the user acceptance test server (“Mock Live Server”).
•	MEDecision loads CarePlanner Web 3.4 with standard settings on the mock live server.
•	TS copies the data from the HBL production environment and loads it into the mock live environment
•

MEDecision delivers the utilities to the MEDecision Software Quality Engineering department for testing on the mock live environment. A cycle of finding errors and correcting them takes place until the utility runs successfully. It may be necessary to migrate some of the tables and options from the HBL environment in order to fully test.

•	The mock live environment is made available to HBL staff for testing.
•	During the testing of this environment it is assumed that MEDecision will be required to assist with troubleshooting and issue resolution

•

Based upon the run times of the conversion in the mock live environment, planning for the final runs in the production environment occurs. Each organization is involved and business decisions will likely need to be made regarding the need to resolve potential issues regarding the timeline required versus the need for the system to be running during business hours. The deliverable for this task is a project plan for the final weekend before ‘live’.

•	HBL makes the final member refresh file available to MEDecision
•

A backup occurs and then the pre live conversion takes place in the production environment. HBL users will not have access to the production environment until this step is complete. MEDecision performs a basic verification of the database and then turns the environment over to HBL for final verification.

•	If all goes well with final testing HBL is live the next morning

Project Management

This Scope of Work provides for a MEDecision project manager to manage the project throughout the implementation.

Project Manager will perform the tasks described below. Allotment of hours is based on assumed project duration of no longer than 4 months beginning with the project kickoff. If additional time is required for the project due to delays caused by Customer for Customer tasks outlined in the project plan, additional costs will be estimated and presented for approval, dependent upon the reason for the delay and additional time required.

•

Onsite pre-kickoff project planning session. Project Manager from each organization determines high level implementation goals and timelines, coordination of kickoff meeting and finalization of kickoff agenda.

•	Kickoff meeting. MEDecision project manager and up to two (2) additional team members onsite. Present goals of the implementation along with high level project timelines •
•

Creation of, and updates to, the implementation project plan, jointly owned with Customer project manager. Includes tracking of tasks for both organizations. Assumes that each project manager will be available to meet for an hour each week to maintain status and integrity of the project plans.

•	Weekly project status meetings that include the MEDecision project manager and the appropriate MEDecision personnel for both SOW001 and 002.

MEDecision will promptly notify the Horizon Chief Medical Officer, in writing, of any known unresolved material issues, whether due to Customer or MEDecision, if such issues have the reasonable potential to affect the agreed upon “go-live” date or project costs.

Development project to modify existing utilities based on the analysis completed in the previous task

This task involves the development and testing of the redesigned utilities described in the following task. Besides the programming effort, this task includes the testing efforts required of the Software Quality Engineering group.

Analysis of current database conversion utilities that were used as each release was made available

Project task that will largely be completed within the MEDecision Client Development department. The effort involves the analysis and technical design required to condense all database utilities that have been used over time into a smaller set of efficient utilities that can facilitate the completion of the conversion over a shorter period of time than could be accomplished if all of the utilities were run individually and in sequence. The analysis phase of this project is considered to be separate from the development effort because the eventual project duration and sequence of the subsequent tasks will be directly impacted by the results of this analysis.

Design Review

MEDecision will conduct a series of Design Walkthroughs. The purpose of these sessions is to make clear to Horizon business personnel the algorithms by which data residing in the current database will be converted for use in the new database structure.

The meetings will focus on:

•

Elements that are present in the new database structure, but not present in the current database (The goal is to have the business users understand how the fields in the new database will be derived or defaulted)

•

Elements that are present in the current database, but which have no counterpart in the new database (The goal is to have the business personnel determine whether the absence of the data in the new database will present a significant impediment to their business. If such an impediment is discovered, MEDecision and Horizon will agree on a mechanism to address the deficiency.)

•

Elements that are present in both the current and the new database structures, but which have a size or format in the new database that is different from their size or format in the current database (The goal is for the business personnel to determine whether the change adversely affects their use of the data).

Customer and MEDecision Project Managers will agree upon the number, frequency, timing and location of these sessions. In addition, MEDecision will have personnel available to attend the Gate review sessions as set forth in the project plan. At the end of these sessions, MEDecision will obtain the signoff of the Horizon Project Manager who will not unreasonably withhold such signoff. The foregoing Design Review process applies to this SOW and to SOW HBL-SOW002.

Network Infrastructure tasks

These tasks involve the effort of the MEDecision to support the data conversion process including implementation of an additional server to accommodate the needs of development and technical support for testing and implementing the conversion process and making the Mock Live server available to HBL for testing purposes.

Technical Support tasks

Provides for a Technical Support Representative to perform the following tasks.

•	Preparation of the database for conversion
•	Execution of all conversion data runs
•	Allowance for performing Mock Live runs
•	Support for the member eligibility refresh
•	Test conversion runs
•	Analysis and issue resolution
•	Migration of files

Pre-Live Weekend

MEDecision will provide people and resources to complete the data migration project in the days immediately preceding the day that CarePlanner Web 3.4 is live within the production environment. This will include off-hour work (nights and weekends) to run the final utilities and migrate any cases that might have been previously converted.

The determination for how many days this step will take is to be determined after the first full conversion is run in the server used to support the Mock Live environment. If the parties believe that the full data conversion will take more than two days, MEDecision and HBL will agree on an appropriate data conversion strategy. While every attempt will be made to complete this work over a weekend, planning will be required if the process will technically require more than two days of processing time. Customer must be prepared to engaged in this process and determine solutions in the event that the environment might not be available during a number of business hours while the conversion process is completed.

SOW assumptions

All Case, Local Member and Provider data that is currently within the CarePlanner WinUCS production environment must be converted and prepared to operate within the CarePlanner Web 3.4 environment

A full member eligibility refresh file will be sent but not converted

Customer will test and approve the Production environment prior to going live on the product.

SOW Completion Criteria

This SOW will be deemed complete when CarePlanner Web, CarePlanner Admin and the CarePlanner Reporting and Information Systems components are in production and production users are utilizing CarePlanner Web [***]. This criterion assumes that the converted data will have been accessed and utilized successfully by Production users during [***].

4. Schedule of Services.

Start Date: Date this SOW is approved End Date: [***]

MEDecision reserves the right to determine the appropriate personnel for this SOW. This right includes the possibility of personnel changes during the timeframe outlined within this SOW. In the event MEDecision determines that a personnel change must occur, Customer will be notified, in writing, 10 days prior to making the change. HBL will have the opportunity to review and discuss the personnel substitution; provided, however, that MEDecision retains the sole right to the final determination. MEDecision will work with Customer to ensure a smooth transition of personnel

5. Equipment, Resources and Programming Provided by Customer

Customer is required to perform the following tasks in order to complete the database conversion project

•	Provide testing resources throughout to validate the conversion runs in the Mock Live environment
•	Provide testing resources to verify the Production environment prior to bringing the system live for the users
•

Provide Project Management guidance and planning in order to help with decisions to determine final project timelines and the process for the final database conversion weekend in the production environment

6. Pricing

MEDecision will complete the MEDecision tasks described within this SOW for a [***].

If the scope of this project changes, a new SOW will be created and calculated

In addition, Customer will pay pre-approved travel and living expenses incurred by MEDecision personnel in providing the Services described.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7. Payment Terms

[***] Project Invoice Schedule:

[***].

[***]. This also assumes that a successful conversion utility run has been performed within the Mock Live environment.

[***]

All invoices are due and payable within [***] of Customer’s receipt of MEDecision’s invoice. In addition, MEDecision will invoice Customer monthly in arrears for pre-approved travel and living expenses incurred by MEDecision personnel in providing the Services.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, the parties have had this SOW executed by their duly authorized representatives.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
BY:	/s/ Danielle Russella	BY:	/s/ Richard Popiel

Name:	Danielle Russella	Name:	Richard Popiel, M.D., M.B.A.
Title:	SVP	Title:	Vice President and Chief Medical Officer
Date:	6/30/05	Date:	6/30/05

ID	Name	Duration	Start	Finish

0	OHCM- MEDecision Upgrade	195.d	4/4/2005 8:00	1/9/2006 17:00
1	Initiating	61.d	4/4/2005 8:00	6/28/2005 17:00
2	Contract Negotiations	61.d	4/4/2005 8:00	6/28/2005 17:00
3	Initial revision of contract	30.d	4/4/2005 8:00	5/13/2005 17:00
4	Revision 1 of Contract Legal	20.d	4/11/2005 8:00	5/6/2005 17:00
5	Review revision 1	15.d	5/2/2005 8:00	5/20/2005 17:00
6	Revision 2 of contract	10.d	5/23/2005 8:00	6/6/2005 17:00
7	Review Revision 2 of Contract	10.d	5/9/2005 8:00	5/20/2005 17:00
8	Revision 3 of Contract	15.d	5/23/2005 8:00	6/13/2005 17:00
9	Review Revision 3 of contract	10.d	6/14/2005 8:00	6/27/2005 17:00
10	Gate Review for Assessment/Initiation Phase	1.d	6/28/20058:00	6/28/2005 17:00
11	Contract Completion	.d	6/28/2005 17:00	6/28/2005 17:00
12	Initiation/Assessment Complete	.d	6/28/2005 17:00	6/28/2005 17:00
13	Planning	132.d	6/13/2005 8:00	12/19/2005 17:00
14	Internal Planning Meeting	1.d	6/29/2005 8:00	6/29/2005 17:00
15	Kick Off Meeting with all Stakeholders	1 .d	7/14/2005 15:24	7/15/2005 15:24
16	Planning Gate Review	1 .d	7/15/2005 15:24	7/18/2005 15:24
17	Planning Complete	.d	7/18/2005 15:24	7/18/2005 15:24
18	Project Management	132.d	6/13/2005 8:00	12/19/2005 17:00
19	Creation of Detailed Project plan	18.d	6/13/2005 8:00	7/14/2005 15:24
20	Monthly Status Meetings with MEDecision and Steering Committee	115.d	6/29/2005 8:00	12/12/2005 17:00
21	Bi-Weekly Project Management Meetings	115.d	7/7/2005 8:00	12/19/2005 17:00
22	Completion of Project Management	.d	12/19/2005 17:00	12/19/2005 17:00
23	Testing and Approval Prior to Executing Phase	5.d	6/29/2005 8:00	7/6/2005 17:00

24	Internal Hardware/Software Testing and Approval	5.d	6/29/2005 8:00	7/6/2005 17:00
25	Internal Network Testing and Approval	5.d	6/29/2005 8:00	7/6/2005 17:00
26	Internal Client Station Testing and Approval	5.d	6/29/2005 8:00	7/6/2005 17:00
27	Internal Architecture Testing and Approval	5.d	6/29/2005 8:00	7/6/2005 17:00
28	Internal Client hardware/UCSW and CarePlanner WEB	5.d	6/29/2005 8:00	7/6/2005 17:00
29	Completion of Testing and Approval from IT prior to Executing Phase	.d	7/6/2005 17:00	7/6/2005 17:00
30	Project Team Training	9.d	7/7/2005 8:00	7/19/2005 17:00
31	Preparation for Project team training	5.d	7/7/2005 8:00	7/13/2005 17:00
32	Project team training	3.d	7/14/2005 8:00	7/18/2005 17:00
33	Creation of PID to document differences	1.d	7/19/2005 8:00	7/19/2005 17:00
34	Completion of Project Team Training	.d	7/19/2005 17:00	7/19/2005 17:00
35	Executing/Controlling Phase	134.d	5/9/2005 8:00	11/15/2005 17:00
36	Data Conversion	83.8d	6/28/2005 8:00	10/25/2005 15:24
37	Analysis and Programming for Utility Creation	20.d	6/28/2005 8:00	7/26/2005 17:00
38	Set up of infrastructure “Mock Live Server”	20.d	7/18/2005 15:24	8/15/2005 15:24
39	Copy HBL Production data to Mock Live	25.d	7/18/2005 15:24	8/22/2005 15:24
40	Run Utilities	25.d	8/22/2005 15:24	9/27/2005 15:24
41	SQE Testing	15.d	8/22/2005 15:24	9/13/2005 1524:
42	HBL Testing	1.d	9/27/2005 15:24	9/28/2005 15:24
43	HBL Approval	1.d	9/28/2005 15:24	9/29/2005 15:24
44	Live Production Load	50. d	8/15/2005 15:24	10/25/2005 15:24
45	Data Conversion Completion	.d	10/25/2005 15:24	10/25/2005 15:24

46	Implementation of CarePlanner® Win to Web	134.d	5/9/2005 8:00	11/15/2005 17:00
47	ASP IMM Installation	62.d	6/29/2005 8:00	9/26/2005 17:00
48	Define Customer requirements	7.d	6/29/2005 8:00	7/8/2005 17:00
49	Define number of CPWeb and CRIS users	1.d	6/29/2005 8:00	6/29/2005 17:00
50	MEDecision/Customer Network Topology	1.d	6/29/2005 8:00	6/29/2005 17:00
51	Review Customer SLAs	1.d	6/29/2005 8:00	6/29/2005 17:00
52	Define number of CPWEB	.d	6/29/2005 17:00	6/29/2005 17:00
53	Hardware/Server layout	6.d	6/30/2005 8:00	7/8/2005 17:00
54	Create Customer hardware Visio	3.d	6/30/2005 8:00	7/5/2005 17:00
55	SAN Disk Space Analysis and Layout	5.d	6/30/2005 8:00	7/7/2005 17:00
56	Update Communications Hardware	1.d	7/8/2005 8:00	7/8/2005 17:00
57	Definition of Customer Requirements Complete	.d	7/8/2005 17:00	7/8/2005 17:00
58	Preparing ASP environment	13.d	7/11/2005 8:00	7/27/2005 17:00
59	Preparing Network Environment	10.d	7/11/2005 8:00	7/22/2005 17:00
60	Purchase Hardware and Delivery	7.d	7/11 /2005 8:00	7/19/2005 17:00
61	IBM pSeries Server(5)	5.d	7/11/2005 8:00	7/15/2005 17:00
62	HP BL20p Blades (2)	5.d	7/11/2005 8:00	7/15/2005 17:00
63	Brocade 32 port Fibre switch	7.d	7/11 /2005 8:00	7/19/2005 17:00
64	Purchase SAN Disk 1.2 TB	7.d	7/11/2005 8:00	7/19/2005 17:00
65	LC - LC Fibre Cables	3.d	7/11/2005 8:00	7/13/2005 17:00
66	LTO Tape drive (attached to Fabric)	1.d	7/14/2005 8:00	7/14/2005 17:00
67	Purchase hardware and Delivery Complete	.d	7/19/2005 17:00	7/19/2005 17:00
68	Purchase Software	13.d	7/11/2005 8:00	7/27/2005 17:00
69	WebSphere License	8.d	7/11/2005 8:00	7/20/2005 17:00
70	Oracle License	2.d	7/21/2005 8:00	7/22/2005 17:00
71	Cache Licenses	5.d	7/21/2005 8:00	7/27/2005 17:00

72	Purchase Software Complete	.d	7/27/2005 17:00	7/27/2005 17:00
73	ASP environmentals	11 .d	7/11 /2005 8:00	7/25/2005 17:00
74	Setup IBM Cabinet	1.d	7/11/2005 8:00	7/11/2005 17:00
75	Order two L6-30R receptacles for IBM Cabinet	10.d	7/12/2005 8:00	7/25/2005 17:00
76	Order two L15-30R receptacles for IBM Blade enclosure	10.d	7/12/2005 8:00	7/25/2005 17:00
77	Phones lines for IBM pAlert	2.d	7/12/2005 8:00	7/13/2005 17:00
78	Complete ASP Environment	.d	7/13/2005 17:00	7/13/2005 17:00
79	Prepare ASP Environment Complete	.d	7/13/2005 17:00	7/13/2005 17:00
80	Configure Hardware	23.d	6/30/2005 8:00	8/2/2005 17:00
81	EMC SAN-Clariion	2.d	6/30/2005 8:00	7/1/2005 17:00
82	Configure 32 port Brocade switches into Fabric	1.d	6/30/2005 8:00	6/30/2005 17:00
83	Attach additional DAEs to Clariion	1.d	7/1/2005 8:00	7/1/2005 17:00
84	EMC SAN-Clariion Completion	.d	7/1/2005 17:00	7/1/2005 17:00
85	AIX Servers	14.d	7/14/2005 8:00	8/2/2005 17:00
86	Complete Champion Statement of Work	3.d	7/14/2005 8:00	7/18/2005 17:00
87	IBM Field Engineer Installation	3.d	7/19/2005 8:00	7/21/2005 17:00
88	SAN Attachment	3.d	7/22/2005 8:00	7/26/2005 17:00
89	Carved out Disk Space on Clariion	2.d	7/27/2005 8:00	7/28/2005 17:00
90	Configure servers to be SAN bootable	1 .d	7/29/2005 8:00	7/29/2005 17:00
91	Dynamic LPAR Testing	1.d	8/1/2005 8:00	8/1/2005 17:00
92	O.S. configuration	1.d	8/2/2005 8:00	8/2/2005 17:00
93	Complete AIX Servers	.d	8/2/2005 17:00	8/2/2005 17:00
94	Blade Servers	3.d	7/11 /2005 8:00	7/13/2005 17:00
95	Install HP Rapid Deployment manager software	.5d	7/11/2005 8:00	7/11/2005 12:00
96	O.S. Installation and hardening	1.d	7/11/2005 13:00	7/12/2005 12:00
97	Carved Out Disk Space on Clariion	.5d	7/12/2005 13:00	7/12/2005 17:00

98	SAN attachment	1 .d	7/13/2005 8:00	7/13/2005 17:00
99	Complete Blade Servers	d	7/13/2005 17:00	7/13/2005 17:00
100	LTO Tape Library	4.6	7/11/2005 8:00	7/14/2005 17:00
101	Install and Configure LTO Tape Library	1.d	7/11/2005 8:00	7/11/2005 17:00
102	Install Backup Software	1.d	7/14/2005 8:00	7/14/2005 17:00
103	Configure LTO Tape hardware Complete	.d	7/14/2005 17:00	7/14/2005 17:00
104	Configure hardware Complete	.d	7/14/2005 17:00	7/14/2005 17:00
105	Install Dedicated Hardware Model	38.d	8/3/2005 8:00	9/26/2005 17:00
106	AMM Installation/Deployment	12.d	8/3/2005 8:00	8/18/2005 17:00
107	CPWeb Installation	8.d	8/3/2005 8:00	8/12/2005 17:00
108	Mock Production Environment (supports data conversion)	4.d	8/3/2005 8:00	8/8/2005 17:00
109	IBM HTTP Server install	.5d	8/3/2005 8:00	8/3/2005 12:00
110	WebSphere Install	.5d	8/3/2005 13:00	8/3/2005 17:00
111	Deploy CPWeb	.5d	8/4/2005 8:00	8/4/2005 12:00
112	Install Cache	1.d	8/4/2005 13:00	8/5/2005 12:00
113	Create/Configure Production Databases	1.d	8/5/2005 13:00	8/8/2005 12:00
114	Install Windows Autocoder	.5d	8/8/2005 13:00	8/8/2005 17:00
115	Mock Production Environment Complete	.d	8/8/2005 17:00	8/8/2005 17:00
116	Production Environment	4.d	8/3/2005 8:00	8/8/2005 17:00
117	IBM HTTP Server install	.5d	8/3/2005 8:00	8/3/2005 12:00
118	WebSphere Install	.5d	8/3/2005 13:00	8/3/2005 17:00
119	Deploy CPWeb	.5d	8/4/2005 8:00	8/4/2005 12:00
120	Install Cache	1.d	8/4/2005 13:00	8/5/2005 12:00
121	Create/Configure Production Databases	1.d	8/5/2005 13:00	8/8/2005 12:00
122	Install Windows Autocoder	.5d	8/8/2005 13:00	8/8/2005 17:00
123	Production Environment Complete	.d	8/8/2005 17:00	8/8/2005 17:00
124	Test/Train Environment	4.d	8/9/2005 8:00	8/12/2005 17:00
125	IBM HTTP Server install	.5d	8/9/2005 8:00	8/9/2005 12:00
126	WebSphere Install	.5d	8/9/2005 13:00	8/9/2005 17:00
127	Deploy CPWeb	.5d	8/10/2005 8:00	8/10/2005 12:00
128	Install Cache	1.d	8/10/2005 13:00	8/11/2005 12:00

129	Create/Configure Test and Train Databases	1.d	8/11/2005 13:00	8/12/200512:00
130	Install AIX Autocoder	.5d	8/12/2005 13:00	8/12/2005 17:00
131	Test/Train Environment Complete	.d	8/12/2005 17:00	8/12/2005 17:00
132	CPWEB Installation Complete	.d	8/12/2005 17:00	8/12/2005 17:00
133	MIDR Installation	3.d	8/15/2005 8:00	8/17/2005 17:00
134	Oracle Installation	1 .d	8/15/2005 8:00	8/15/2005 17:00
135	Oracle Configuration	2.d	8/16/2005 8:00	8/17/2005 17:00
136	Install Oracle on production and Test environment	1.d	8/16/2005 8:00	8/16/2005 17:00
137	Configure production CRIS database	2.d	8/16/2005 8:00	8/17/2005 17:00
138	Configure Test CRiS database	1 .d	8/16/2005 8:00	8/16/2005 17:00
139	MIDR Installation Complete	.d	8/15/2005 17:00	8/15/2005 17:00
140	CRIS Installation	8.d	8/9/2005 8:00	8/18/2005 17:00
141	Install Production Business Objects Broadcast Agent	1.d	8/9/20058:00	8/9/200517:00
142	Install Test Broadcast Scheduler Agent	1 .d	8/10/2005 8:00	8/10/2005 17:00
143	Install Oracle Intelligent Agent on Production Cache server	1.d	8/11/20058:00	8/11/200517:00
144	Install Oracle Intelligent Agent on Test/Train Cache server	1.d	8/12/2005 8:00	8/12/2005 17:00
145	Test Production CRIS ETL Process	1 .d	8/15/2005 8:00	8/15/2005 17:00
146	Test Production CRIS ETL Process	1 .d	8/16/2005 8:00	8/16/2005 17:00
147	Business Objects Client Installations	2.d	8/17/2005 8:00	8/18/2005 17:00
148	CRIS Installation Complete	.d	8/18/2005 17:00	8/18/2005 17:00
149	ADM Installation/Deployment	1 .d	8/17/2005 8:00	8/17/2005 17:00
150	MIDR configuration	1 .d	8/17/2005 8:00	8/17/2005 17:00
151	AMM Environment Application Testing	.d	8/17/2005 17:00	8/17/2005 17:00
152	ADM Environment and Application Testing	.d	8/17/2005 17:00	8/17/2005 17:00

153	ADM Installation/Deployment Complete	.d	8/17/2005 17:00	8/17/2005 17:00
154	AMM Installation/Deployment Complete	.d	8/17/2005 17:00	8/17/2005 17:00
155	AMM Performance Testing	15.d	8/18/2005 8:00	9/8/2005 17:00
156	Deploy Performance Cache database	1 .d	8/18/2005 8:00	8/18/2005 17:00
157	Run Loadrunner Load Test	4.d	8/19/2005 8:00	8/24/2005 17:00
158	ADM Performance Testing	10.d	8/25/2005 8:00	9/8/2005 17:00
159	AMM Performance Testing Complete	.d	9/8/2005 17:00	9/8/2005 17:00
160	Server Monitoring	28.d	8/17/2005 8:00	9/26/2005 17:00
161	Install SysEdge Agent on all servers	4.d	8/17/2005 8:00	8/22/2005 17:00
162	Test SysEdge Agent	10.d	8/23/2005 8:00	9/6/2005 17:00
163	Server Monitoring Complete	14.d	9/7/2005 8:00	9/26/2005 17:00
164	Server Backups	14.d	8/3/2005 13:00	8/23/2005 12:00
165	Install TSM Backup Agent on all servers	4.d	8/3/2005 13:00	8/9/2005 12:00
166	Test TSM Backups	10.d	8/9/2005 13:00	8/23/2005 12:00
167	Server Backups Complete	.d	8/23/2005 12:00	8/23/2005 12:00
168	Install Dedicated Hardware Model Complete	.d	8/23/2005 12:00	8/23/2005 12:00
169	ASP IMM Installation Complete	.d	8/23/2005 12:00	8/23/2005 12:00
170	System Configuration and Workflow Analysis	32.d	10/3/2005 8:00	11/15/2005 17:00
171	Create Pre-lnstall Decision (PID) document	15.d	10/3/2005 8:00	10/21/2005 17:00
172	Review of Release News & Preinstall decisions	1 .d	10/24/2005 8:00	10/24/2005 17:00
173	Horizon review of PID	10.d	10/25/2005 8:00	11/7/2005 17:00
174	Client submit PID	5.d	11/8/2005 8:00	11/14/2005 17:00
175	Forward decisions to Development and document decisions	1.d	11/15/20058:00	11/15/200517:00

176	System Configuration and Workflow Completion	.d	11/15/2005 17:00	11/15/2005 17:00
177	Workflow analysis CarePlanner Web	78.d	5/9/2005 8:00	8/26/2005 17:00
178	Gap Analysis	5.d	5/9/2005 8:00	5/13/2005 17:00
179	Tables and Options	43.d	6/28/2005 8:00	8/26/2005 17:00
180	Identify changes to tables, options and guidelines	7.d	6/28/2005 8:00	7/7/2005 17:00
181	Submit table and option decisions/changes to MEDecision	10.d	7/8/2005 8:00	7/21/2005 17:00
182	Update table and option document	.5d	7/22/2005 8:00	7/22/2005 12:00
183	Table & Option changes to TS & documentation	5.d	7/22/2005 13:00	7/29/2005 12:00
184	Set Table & Option changes at MED	3.d	7/29/2005 13:00	8/3/2005 12:00
185	SQE Testing of Table & Option changes	5.d	8/3/2005 13:00	8/10/2005 12:00
186	Client testing	10.d	8/15/2005 8:00	8/26/2005 17:00
187	Tables and Options Complete	.d	8/26/2005 17:00	8/26/2005 17:00
188	Workflow Analysis CarePlanner WEB Complete	.d	8/26/2005 17:00	8/26/2005 17:00
189	CarePlanner Web Migration Development tasks	69.2d	7/15/2005 15:24	10/21/2005 17:00
190	Review of CarePlanner Standard and Custom Code	4.d	7/15/2005 15:24	7/21/2005 15:24
191	Design Review	3.d	7/15/2005 15:24	7/20/2005 15:24
192	Design Gate Review	1.d	7/20/2005 15:24	7/21/2005 15:24
193	Review of CarePlanner Standard and custom code	.d	7/21/2005 15:24	7/21/2005 15:24
194	Existing Customization	42.d	7/20/2005 15:24	9/19/2005 15:24
195	Duplicate Case Evaluation	5.d	7/20/2005 15:24	7/27/2005 15:24
196	Provider Selection Messaging	5.d	7/27/2005 15:24	8/3/2005 15:24

197	Penalty Logic processing	5.d	8/3/2005 15:24	8/10/2005 15:24
198	J-Code maintenance Utility	5.d	8/10/2005 15:24	8/17/2005 15:24
199	Case Comment Guideline Summary	5.d	8/17/2005 15:24	8/24/2005 15:24
200	Unit Testing	12.d	8/24/2005 15:24	9/12/2005 15:24
201	Code Review	3.d	9/12/2005 15:24	9/15/2005 15:24
202	Packaging	.d	9/15/2005 15:24	9/15/2005 15:24
203	SQE Testing	1.d	9/15/2005 15:24	9/16/2005 15:24
204	TS Delivery	1.d	9/16/2005 15:24	9/19/2005 15:24
205	Existing Customization Complete	.d	9/19/2005 15:24	9/19/2005 15:24
206	Review of Member Build Processing Interface	65.d	7/22/2005 8:00	10/21/2005 17:00
207	Technical design	2.6	7/22/2005 8:00	7/25/2005 17:00
208	Programming	7.6	7/26/2005 8:00	8/3/2005 17:00
209	Unit Testing	3.d	9/19/2005 15:24	9/22/2005 15:24
210	Code Review	1.d	9/22/2005 15:24	9/23/2005 15:24
211	Packaging	1.d	10/13/2005 8:00	10/13/2005 17:00
212	SQE Testing	5.d	10/14/2005 8:00	10/20/2005 17:00
213	Technical Support Delivery	1.d	10/21/2005 8:00	10/21/2005 17:00
214	Review of member build Processing interface Completion	.d	10/21/2005 17:00	10/21/2005 17:00
215	Review of Provider Load Processing Interface	31.d	7/20/2005 15:24 9/1/2005 15:24
216	Technical design	2.d	7/20/2005 15:24	7/22/2005 15:24
217	Programming	10.d	7/22/2005 15:24	8/5/2005 15:24
218	Unit Testing	5.d	8/5/2005 15:24	8/12/2005 15:24
219	Code Review	3.d	8/12/2005 15:24	8/17/2005 15:24
220	Packaging	5.d	8/17/2005 15:24	8/24/2005 15:24
221	SQE Testing	5.d	8/24/2005 15:24	8/31/2005 15:24
222	Technical Support Delivery	1.d	8/31/2005 15:24	9/1/2005 15:24
223	Review of Provider Load Processing Interface	.d	9/1/2005 15:24	9/1/2005 15:24
224	Review of NASCO Certification Extract Processing Interface	29.d	7/20/2005 15:24	8/30/2005 15:24
225	Technical design	2.d	7/20/2005 15:24	7/22/2005 15:24
226	Programming	10.d	7/22/2005 15:24	8/5/2005 15:24

227	Unit Testing	5.d	8/5/2005 15:24	8/12/2005 15:24
228	Code Review	3.d	8/12/2005 15:24	8/17/2005 15:24
229	Packaging	3.d	8/17/2005 15:24	8/22/2005 15:24
230	SQE Testing	5.d	8/22/2005 15:24	8/29/2005 15:24
231	Technical Support Delivery	1.d	8/29/2005 15:24	8/30/2005 15:24
232	Review of NASCO Certification Extract processing Interface	.d	8/30/2005 15:24	8/30/2005 15:24
233	CarePlannerWeb Migration Development tasks Completed	.d	10/21/2005 17:00	10/21/2005 17:00
234	Software Delivery	17.d	8/30/2005 15:24	9/23/2005 15:24
235	Delivery of code, tables & options to Test	1.d	8/30/2005 15:24	8/31/2005 15:24
236	Execute Upgrade in Test	2.d	8/31/2005 15:24	9/2/2005 15:24
237	Delivery of code, tables & options to Train	1 .d	9/2/2005 15:24	9/6/2005 15:24
238	Execute Upgrade in Train	2.d	9/6/2005 15:24	9/8/2005 15:24
239	Freeze test environment - prep for production	4.d	9/8/2005 15:24	9/14/2005 15:24
240	Delivery of code, tables & options in Production	2.d	9/14/2005 15:24	9/16/2005 15:24
241	Execute upgrade in production	2.d	9/16/2005 15:24	9/20/2005 15:24
242	Clientl_iveon CarePlannerWeb3.4	.d	9/20/2005 15:24	9/20/2005 15:24
243	Post live On-site Support	3.d	9/20/2005 15:24	9/23/2005 15:24
244	Post live Project Review	.d	9/23/2005 15:24	9/23/2005 15:24
245	Software Delivery Completed	.d	9/23/2005 15:24	9/23/2005 15:24
246	Implementation of CarePlanner Win to WEB Complete	.d	10/21/2005 17:00	10/21/2005 17:00
247	Training	70.d	6/28/2005 8:00	10/5/2005 17:00
248	Admin and Maintenance Training	30.d	6/28/2005 8:00	8/9/2005 17:00
249	Prep for Maintenance & Admin training	20.d	6/28/2005 8:00	7/26/2005 17:00
250	CarePlanner Administrator Training	5.d	7/27/2005 8:00	8/2/2005 17:00
251	Guideline and Maintenance training	5.d	8/3/2005 8:00	8/9/2005 17:00

252	Admin and Maintenance Training Completion	.d	8/9/2005 17:00	8/9/2005 17:00
253	Train the Trainer	15.d	8/3/2005 8:00	8/23/2005 17:00
254	Preparation for Train the Trainer	10.d	8/3/2005 8:00	8/16/2005 17:00
255	Conduct Train the trainer	5.d	8/17/2005 8:00	8/23/2005 17:00
256	Train the Trainer Completion	.d	8/23/2005 17:00	8/23/2005 17:00
257	End User Training	70.d	6/28/2005 8:00	10/5/2005 17:00
258	Prep for End User Training	60.d	6/28/2005 8:00	9/21/2005 17:00
259	Conduct End User Training	10.d	9/22/2005 8:00	10/5/2005 17:00
260	End User Training Complete	.d	10/5/2005 17:00	10/5/2005 17:00
261	Training Complete	.d	10/5/2005 17:00	10/5/2005 17:00
262	Client Testing	66.d	7/21/2005 15:24	10/24/2005 15:24
263	Identify testing resources	1.d	7/21/2005 15:24	7/22/2005 15:24
264	Develop test plans	5.d	7/22/2005 15:24	7/29/2005 15:24
265	Client Testing CP Web	15.d	7/29/2005 15:24	8/19/2005 15:24
266	Client acceptance of Test & Train / Approval to move to Production	45.d	8/19/2005 15:24	10/24/2005 15:24
267	Client Testing Complete	.d	10/24/2005 15:24	10/24/2005 15:24
268	Training Completed	.d	10/24/2005 15:24	10/24/2005 15:24
269	CarePlanner Reporting and Information System (CRIS)	126.d	5/9/2005 8:00	11/3/2005 17:00
270	Layered Products assistance Package	7.d	7/21/2005 15:24	8/1/2005 15:24
271	Setup and Installation of Oracle and CRIS	2.5d	7/21/2005 15:24	7/26/2005 10:24
272	Installation and configuration of Oracle Enterprise software on Oracle server	.5d	7/21/2005 15:24	7/22/2005 10:24
273	Installation of Oracle client and intelligent agents on Cache server	.5d	7/22/2005 10:24	7/22/2005 15:24
274	Creation of the CRIS database for Test & Prod of BO repository database	.5d	7/22/2005 15:24	7/25/2005 10:24

275	Setup of Test & Prod CRIS ETL environments	.5d	7/25/2005 10:24	7/25/2005 15:24
276	Setup standard oracle DBA management jobs	.5d	7/25/2005 15:24	7/26/2005 10:24
277	Setup and Installation Oracle Complete	.d	7/26/2005 10:24	7/26/2005 10:24
278	Setup and installation of Business Objects Reporting Tool	2.5d	7/21/2005 15:24	7/26/2005 10:24
279	Installation and config of Business Objects on up to 2 workstations	.5d	7/21/2005 15:24	7/22/2005 10:24
280	Provide documentation on how to setup additional workstations	.5d	7/22/2005 10:24	7/22/2005 15:24
281	Setup the CRIS Business Objects repository and Universe on database server	.5d	7/22/2005 15:24	7/25/2005 10:24
282	Setup and config the business Objects Reporting Scheduler	.5d	7/25/2005 10:24	7/25/2005 15:24
283	Testing connectivity	.5d	7/25/2005 15:24	7/26/2005 10:24
284	Setup and installation of Business Objects Reporting tool Complete	.d	7/26/2005 10:24	7/26/2005 10:24
285	Performance Testing and Tuning	5.d	7/25/2005 15:24	8/1/2005 15:24
286	Run load tests (one day on-site)	1.d	7/25/200515:24	7/26/200515:24
287	Tune environment for optimal performance	4.d	7/26/2005 15:24	8/1/2005 15:24
288	Performance Testing and Tuneup Complete	.d	8/1/2005 15:24	8/1/2005 15:24
289	CarePlanner Reporting Information System Complete	.d	8/1/2005 15:24	8/1/2005 15:24
290	CRIS Training	25.d	5/9/2005 8:00	6/13/2005 17:00
291	Training preparation	15.d	5/9/2005 8:00	5/27/2005 17:00
292	User set-up and basic security	5.d	5/31/2005 8:00	6/6/2005 17:00
293	CRIS Basic Reporting Class	4.d	6/7/2005 8:00	6/10/2005 17:00
294	Custom Universe class	1 .d	6/13/2005 8:00	6/13/2005 17:00
295	CRIS Training Complete	.d	6/13/2005 17:00	6/13/2005 17:00
296	Report Conversion	90.d	6/28/2005 8:00	11/2/2005 17:00

297	Evaluate current custom reports	15.d	6/28/2005 8:00	7/19/2005 17:00
298	Convert CarePlanner reports to CRIS	75.d	7/20/2005 8:00	11/2/2005 17:00
299	Report Conversion Complete	.d	11/2/2005 17:00	11/2/2005 17:00
300	CarePlanner Reporting and Information (CRIS) Complete	.d	11/2/2005 17:00	11/2/2005 17:00
301	Gate Review Executing/Controlling	1.d	11/3/2005 8:00	11/3/2005 17:00
302	Executing/Controlling Phase Complete	.d	11 /3/2005 17:00	11 /3/2005 17:00
303	Closing Phase	31.d	11/4/2005 8:00	12/20/2005 17:00
304	Client Implementation (Cut Live)	31.d	11/4/2005 8:00	12/20/2005 17:00
305	Severity one and Two Bug Fixes	30.d	11/4/2005 8:00	12/19/2005 17:00
306	Gate Review For Closing Phase	1.d	12/20/2005 8:00	12/20/200517:00
307	Client Implementation (Cut-Live) Complete	.d	12/20/2005 17:00	12/20/2005 17:00
308	Closing Phase Complete	.d	12/20/2005 17:00	12/20/2005 17:00
309	Disaster Recovery Requirements	13.d	12/21/2005 8:00	1/9/2006 17:00
310	Resource Requirements	3.d	12/21/2005 8:00	12/23/2005 17:00
311	Disaster Recovery Hardware/Software Configuration	10.d	12/27/2005 8:00	1/9/2006 17:00
312	Disaster Recovery Testing	.d	1/9/2006 17:00	1/9/2006 17:00
313	Disaster Recovery Complete (will continue 90 days after)	.d	1/9/2006 17:00	1/9/2006 17:00
314	HCM-MEDecision Upgrade Completed	.d	1/9/2006 17:00	1/9/2006 17:00

MEDECISION

601 Lee Rd. Chesterbrook Corporate Center MEDecision Phone: 610-540-0202 Fax: 610-540-5100
Scope of Work: CarePlannerWinUCS to CarePlanner Web Migration including the Number HBL-SOW002 CarePlanner Reporting and Information System (Phase I)

Customer: Horizon Blue Cross and Blue Shield of New Jersey (HBL)

This SOW incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”)

Effective Date of this Scope of Work: June 30, 2005

1.	Project Coordinators.

Customer: TBD

MEDecision: TBD

2.	Location of Services.

Customer’s offices and MEDecision’s Offices, and ASP Site

3.	Description of project and Services for this Scope of Work (SOW).

Background

Customer, Horizon Blue Cross and Blue Shield of New Jersey (HBL), has been using MEDecision’s CarePlanner® WinUCS application [***]. Migration to CarePlanner® Web allows customers to migrate off of older and more expensive platforms and take advantage of leading edge healthcare functionality that has been and will continue to be added to CarePlanner® Web in 2005 and beyond. In addition to providing powerful functionality, CarePlanner® Web will provide more control of the software through the CarePlanner® Administration module and ease the rollout of upgrades to users by eliminating the need to push out an executable.

MEDecision has also released a new reporting solution, CarePlanner® Reporting and Information System (CRIS)/ MEDecision Integrated Data Repository (MIDR), to provide greater reporting functionality and capabilities. CRIS/ MIDR is more in line with our customers’ need for generating large sized, ad hoc reports including the reporting of patient interventions and savings generated from case and disease management programs. It will also allow Customer the ability to utilize a new set of standard report templates that have been made available for CRIS.

Customer has expressed a desire to complete the initial phase of this project quickly so that the current WinUCS users can have access to the new platform as soon as possible. In order to accommodate that, this Phase I of the project will focus on tasks required to get those users ‘live in 2005’, meaning that the intent is to only move existing business and workflows on to CarePlanner Web under this SOW. A Phase II SOW will be defined at a later time to determine the effort, pricing and timeline for implementing additional lines of business, practices and new functionality. In order to be successful with this Phase I project, the focus and intent for going ‘live in 2005’ will need to be maintained and driven home by the project managers of both organizations until the effort described within is complete.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Project Description

This SOW will describe the tasks and services required for MEDecision to partner with HBL to successfully migrate from CarePlanner® WinUCS 2.3.12 to CarePlanner® Web 3.4, including the implementation of the CarePlanner Reporting and Information System. The project description can be broken down into six high-level project components:

•	Project Management
•	Implementation of CarePlanner® Web along its associated hardware and third party products
•	Upgrade from the current Customer CarePlanner® WinUCS software version to the version that supports the CarePlanner® Web version being implemented.
•	Configuration and analysis
•	Implementation of CRIS
•	Training

Project Management

This Scope of Work provides for a MEDecision project manager to manage the project throughout the implementation.

Project Manager will perform the tasks described below. Allocation of this resource is based on project duration of no longer than 5 months beginning with the project kickoff. If additional time is required for the project due to delays caused by Customer for Customer tasks outlined in the project plan, additional costs will be estimated and presented for approval, dependent upon the reason for the delay and additional time required.

•

Onsite pre-kickoff project planning session. Project Manager from each organization determines high level implementation goals and timelines, coordination of kickoff meeting and finalization of kickoff agenda.

•	Kickoff meeting. MEDecision project manager and up to two (2) additional team members onsite. Present goals of the implementation along with high level project timelines ■
•	Creation of, and updates to, the implementation project plan, jointly owned with Customer project manager. Includes tracking of tasks for both organizations.
•	Monthly project status meetings for Customer, project sponsors, and MEDecision Client Relationship Management
•	Weekly project status meetings with the MEDecision project manager and appropriate members of the MEDecision team for both SOW001 and 002.

The project manager is also responsible for providing all relevant, updated customer documentation available for CarePlanner Web and CRIS.

MEDecision will promptly notify the Horizon Chief Medical Officer, in writing, of any known unresolved material issues, whether due to Customer or MEDecision, if such issues have the reasonable potential to affect the agreed upon “go-live” date or project costs.

Installation of CarePlanner Web

Installation of software and jointly owned hardware setup tasks that create the CarePlanner Web environment for use by the project team to complete the configuration and analysis phase, eventually becoming the production environment when the project is complete.

Detailed tasks described below.

MEDecision is responsible for the following tasks in order to install CarePlanner Web components:

•

Installation of third party products Cache and Autocoder. Included in this task is the installation of a Cache version that is more recent than what is currently used within the CarePlanner WinUCS instance.

•	Creation of an internal Customer environment at MEDecision
•	Delivery of the following software components

•	CarePlanner Web
•	CarePlanner Remote
•	Standard batch integration software to load members and providers into the AMM, including CarePlanner Web database
•	Standard batch integration software to extract data for claims and customer correspondence

In order to complete the tasks described, the MEDecision ASP group will prepare the environment by completing the following tasks as part of the agreement for ASP services:

•	Setting up hardware to communicate within Customer internal network including firewall security
•	Installation of all required OS level software including latest security patches
•	Configuration of disk storage on servers
•	Provisions for MEDecision technical support to install and support software
•	Installation and configuration of Web and Application server software

After the tasks described above are complete, MEDecision will complete the following tasks in order for the environment to be ready for its users.

•	Performance, load testing after the CarePlanner Web and CarePlanner Admin applications are installed
•	Installation and configuration of Oracle.
•	Use of MEDecision provided instructions to install the CRIS database schema
•	Use of MEDecision and vendor provided instructions to install Business Objects including the Business Objects Universe that connects to the CRIS database structures

It is assumed that the installation is completed within a single CarePlanner Web instance, supporting the three (3) traditional environments of Test, Train and Production. The setup of a Mock Live server for use during the database conversion project is covered within that SOW (SOW HBL-SOW001).

Includes testing by Technical Support to determine that CarePlanner Web is in working order from a technical standpoint. Customer will own actual testing of the overall system from a functional standpoint when tables, configurations and relevant data such as provider and member information are available for use by CarePlanner Web.

Software Version Upgrade

This phase is similar in size and scope to an upgrade of CarePlanner® WinUCS and includes movement of existing customizations within the current CarePlanner® WinUCS version 2.3.12 Customer environment, to CarePlanner® Web 3.4.

The software upgrade is focused on tasks that migrate your existing configurations and data to the CarePlanner Web version that is being implemented.

This step involves analysis and code migration for each customization along with verification of functionality within the new environment. At the time that this SOW was written, those customer specific customizations include the following:

•	Duplicate Case Evaluation
•	Provider Selection Messaging
•	Penalty Logic Processing
•	Case Comment Guideline Summary
•	J-Code Maintenance Utility
•	Member Build Processing
•	Provider Load Processing
•	NASCO Certification Extract Processing
•	Letter Extract Processing

MEDecision has determined that the customization to display J code information on the patient ribbon cannot be ported to CarePlanner Web, but the functionality in place to find and place the correct PCP information within the patient record will remain in place after this migration has taken place.

MEDecision also understands that the current custom letter extract is not being utilized, so the effort to migrate this forward is not included within the scope of this project. If the letter extract is to be used at a future date, MEDecision recommends starting with the then current version of the standard letter extract due to changes that have occurred within that process over time.

Software Quality Engineering

Includes a system test of migrated customizations and configurations within the internal Customer environment prior to the initial customer delivery to the Test environment.

Included within this phase is the effort required that will allow the current member, provider, and certification extract inputs and layouts to work as they are today with the HBL legacy systems. The intent of this task is that HBL will not be required to make any modifications to the interfaces within its own legacy systems. This will required some effort from MEDecision, given that its standard layouts for these interfaces have changed over time with more data available.

The effort toward migrating the database from 2.3.12 to CarePlanner Web 3.4 is covered within SOW HBL-SOW001, so it is not documented or included in the pricing of this SOW.

Calls that were saved using the Call Tracking Module within the CarePlanner WinUCS environment will not be copied or made available within CarePlanner Web. The archiving of the foregoing Call Tracking Module, including the archiving of CareAdvantage data will be addressed in a separate SOW to be delivered to Customer by MEDecision by no later than July 31, 2005.

Configuration and Analysis

This phase involves the discussions and decisions that are required in order to facilitate the migration of workflows from CarePlanner WinUCS to CarePlanner Web along with decisions regarding the new functionality that Customer would like to have turned on for the initial rollout. This phase includes completion of the following tasks:

•

Creation of a document that describes functionality that is available on the CarePlanner Web release being implemented, with a focus on what is new for Customer based upon the current Customer CarePlanner WinUCS release (the “Decision Making Document”). The Decision Making Document will be delivered prior to the first of the two sessions listed below.

•

Two (2) sessions for approximately seven (7) hours each to walk through the document created above. Should there be a requirement for additional sessions, the parties will work in good faith to determine the equitableness of an additional fee for any additional session. This session is designed to discuss new functionality with the end goal of determining new configurations that will either turn on or off the functionally being discussed.

•	Includes gap analysis to perform estimation tasks for identified customizations that may be necessary to meet workflow requirements
•	New customizations will likely impact the implementation timeline and are not included as part of the effort or pricing of this SOW.
•

Includes one (1) round of drop-down list table and configuration changes based upon workflow analysis sessions. In order to facilitate this MEDecision will document these decisions during the workflow sessions but hold them into the proper point in the project before implementing those changes in order to keep the ‘round’ to one. One round is recommended in order to maintain the implementation timeframes desired by Customer. Simple drop-down list table changes outside of the scope of the first round will be managed by HBL personnel through the utilization of the CarePlanner Administrator Module that is designed for that purpose. Should there be a requirement for additional rounds, the parties will work in good faith to determine the equitableness of an additional fee for any additional round.

Note: The configuration and analysis tasks described are designed to allow for a successful migration of CarePlanner WinUCS workflows to CarePlanner Web, with the ability to turn on additional functionality if desired. It assumes that additional workflows, based upon the new functionality available, will be implemented by Customer using the training and administration tools included in this package as the basis for those decisions after the initial ‘go live’ of this phase (focus is to be ‘live in 2005’). MEDecision offers additional packages to provide a stronger presence and leadership with redesigning or adding workflows upon request. Regardless of the MEDecision involvement with this phase, it is strongly recommended that Customer assign staffing to create and maintain workflow design documentation internally so that process improvement and increased efficiency can occur over time.

Implementation of the CarePlanner Reporting and Information System (CRIS)

This project phase involves the tasks for implementing CRIS and Business Objects along with loading the historical CarePlanner data into Oracle, scheduling updates via the Electronic Transfer Load process (ETL) and training

Note: The CRIS reporting system will be available for reporting 24/7 with the exception of when the Extraction Transformation and Load (ETL) Process is running, and when the ASP Center is unavailable due to scheduled maintenance. See ASP Appendix within the Master Product Agreement for ASP for scheduled maintenance details.

Tasks required of MEDecision ASP before the work in this project phase can take place:

These tasks are covered within the ASP agreement and are not included in the pricing for this SOW. The tasks are described in order to facilitate communication and ensure project management from each organization has a clear description of the tasks at hand.

•	Acquisition of servers that meet or exceed MEDecision specifications for the purpose of installing Oracle and the Business Objects server software
•	Install and configure operating system (O.S.) on server(s)
•

Implementation of Oracle and Business Objects servers within MEDecision’s network firewall and verification that the Business Objects server can communicate with the Cache server that houses the MEDecision transactional database.

•	Provide all resources required to complete these defined tasks, including hardware, software, power, network, physical access and all other necessary resources.
•	Installation and configuration of Oracle Enterprise software on Oracle server
•	Installation of the Oracle client and intelligent agents on Cache server
•	Creation of CRIS database instances for Test and Production and Business Objects repository database
•	Setup of Test and Production CRIS environments including the ETL process
•	Setup standard oracle DBA management jobs (i.e. DB backup and monitoring)
•	Setup the CRIS Business Objects repository and Universe on the database server
•	Setup and configure the Business Objects Reporting Scheduler
•	Testing that the connections have been made properly

MEDecision tasks in order to complete this project component

•	Phone support to assist Customer with questions pertaining to the setup of Business Objects and the connectivity to the CRIS database housed within Oracle.
•	Installation of the library of standard report of templates that are used by customers as a starting point to create its own customer specific reports.
•	Provide documentation on how to setup Business Objects workstations called the CRIS Training Manual and Business Object Installation Manual as set forth on Appendix H.

Load historical data

•

Schedule and manage the load of all case data that is currently stored in the Cache database. This will include the latest case event and may not include data that was previously stored but not currently supported. While CRIS does support the transfer of account specific fields (ASF) within the MIDR, the specific text or comment guideline types to be extracted will be determined by the completion of the Design Phase. By default, any specific text or comment guideline types not specified for extraction during the Design Phase will not extracted.

•

The historical load will also include member information for those that are tied to an extracted case, along with any member eligibility and provider information that is available within the transactional database.

•

This SOW does assume a one -time full load of historical data into the production Oracle reporting database. Should there be a requirement for any additional loads, the parties will work in good faith to determine the equitableness of an additional fee for any additional loads.

Tasks required of Customer for this phase of the project

•	Installation and configuration of Business Objects on all required workstations
•

This SOW assumes that Customer personnel would create any required ad hoc reports or changes to the provided report templates unless requested outside of the scope of this Scope of Work. Migration of customer created reports from previously used systems is also not included within this SOW and would be owned by Customer unless and additional service SOW is invoked for MEDecision to do this work.

Training

MEDecision will provide the following training sessions in order to meet the needs of this project. This phase assumes that CarePlanner Web is implemented within ASP site.

Project team training

Trains Customer project team on CarePlanner Web so that decisions can be made and workflow can be redesigned if needed, with all of the potential functionality in mind. MEDecision provides the following:

•	Lesson plans for CarePlanner Web Standard Project Team Training
•	Up to [***] for to complete the CarePlanner Web project team training course, led by a certified and trained MEDecision trainer.
•	Provides training for up to [***] at Customer’s site.
•	Requires hardware for the implementation to be in place unless Customer agrees to come to the MEDecision offices to receive this training earlier.
•

The lesson plans described and duration of this training are based upon the assumption that attendees have working knowledge of current CarePlanner WinUCS functionality prior to the start of these sessions.

Module training for CarePlanner Administrator and Guideline Maintenance

•	Provides training for up to [***] for each training session
•	[***] of ‘refresher’ Guideline Maintenance Training focused on latest functionality
•	[***] of CarePlanner Administrator Training
•	Delivery of User Guides for modules described
•	Training assumes attendees are familiar with applicable functions in CarePlanner WinUCS

CarePlanner Web Train the Trainer

•	Provides training for up to [***]
•	Includes preparation time for the MEDecision trainer to ensure training occurs based on newly designed workflows and configurations
•

[***] of CarePlanner Web training for Customer trainers at a Customer determined site Additional time for providing assistance for preparing the end user lesson plans and documentation or end user training can be provided under an additional SOW upon request.

CarePlanner Reporting and Information Systems (CRIS) Training

•	Delivery of document describing the training agenda
•	[***],
•	Use of standard report templates that are provided and basic use of the Business Objects reporting tool, including ad hoc reporting and scheduling
•	Delivery of the CRIS data dictionary

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Project Assumptions

•

Prior to the start of the engagement, Customer will designate a project manager that will act as a single point of contact for Customer resource planning, scheduling, status and issue resolution with the MEDecision project manager

•

If it is determined that customizations are to be removed, as opposed to migrating them to CarePlanner Web, the pricing for this SOW will not be reduced, however, this action would likely result in reduced costs for upgrading software versions in the future

•	This SOW does not include any effort toward the implementation of the following components, even though the software may be installed by MEDecision and licensed by Customer
•	CarePlanner Remote
•	CarePlanner Import Module
•	Letter solution
•	This SOW does not include any effort, other than estimation, involving the analysis, programming or delivery of custom code
•

Migration of current Call Tracking data into the new Call Management function is not included within this SOW. The archiving of the foregoing Call Tracking Module/including the archiving of CareAdvantage data will be addressed in a separate SOW to be delivered to Customer by MEDecision by no later than July 31, 2005.

•

CRIS reporting will not be available for Customer until CRIS setup tasks and the historical load is complete. This will not be completed until sometime after CarePlanner Web is in production (2 weeks estimated at this time). In addition, the current shadow server will not work for reporting as it does today without an upgrade of that server to the implemented version of CarePlanner Web and Cache, along with an upgrade of the Crystal Reports server and MEDecision data dictionary. The effort for completing the work to maintain the shadow server is not included within this SOW. Since CRIS will not be immediately available, and the current system will no longer work as required without effort that would only be used for 1-2 weeks, a business decision will need to be made regarding the ability to manage the business for this time period without the availability of reports from CarePlanner. If the parties believe that CRIS reporting will be unavailable for more than two weeks, for those reports that are due on the “go-live” date, MEDecision and HBL will agree on an appropriate strategy.

Project Completion Criteria

This Project will be deemed complete when CarePlanner Web, CarePlanner Admin and the CarePlanner Reporting and Information Systems components are in production and production users are utilizing CarePlanner Web for a period of [***]. If it is jointly decided by MEDecision and Customer project management to roll out CarePlanner Web in phases over time, this project does not include support or implementation services beyond the first phase.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4.	Schedule of Services.

Start Date: Date this SOW is approved, signed by Customer, and returned to MEDecision for counter signature

End Date: [***]

MEDecision assumes that the total timeframe of this project is estimated to [***], beginning with the Project Kickoff. If additional time is required of the project due to issues related to Customer, additional costs will be estimated and presented for approval, dependent upon the reason for the delay and additional time required.

MEDecision reserves the right to determine the appropriate personnel for this SOW. This right includes the possibility of personnel changes during the timeframe outlined within this SOW. In the event MEDecision determines that a personnel change must occur, Customer will be notified, in writing, 10 days prior to making the change. HBL will have the opportunity to review and discuss the personnel substitution; provided, however, that MEDecision retains the sole right to the final determination. MEDecision will work with Customer to ensure a smooth transition of personnel

5.	Equipment, Resources and Programming Provided by Customer

Customer provides required resources to complete the efforts as described below:

•	Dedicated project manager to manage customer tasks as defined
•

Workflow decision makers who can be dedicated to the project full time, as the implementation requires. This is especially critical during the Workflow Phase but will also require at least 30 - 50% dedication thereafter.

•	Training staff to develop the training plans and provide end user training
•	Reporting staff to migrate existing custom reports to the new CRIS platform.
6.	Pricing

MEDecision will complete the Phase I project, as described in this SOW, for a fixed fee of [***].

If the scope of this project changes, a new estimate will be calculated. Additional services requested by Customer not provided under this SOW will be charged based on the Services rates set forth in the Services Agreement.

In addition, Customer will pay pre-approved travel and living expenses incurred by MEDecision personnel in providing the Services described.

7.	Payment Terms

[***] Project Invoice Schedule:

[***]

[***]

[***]

All invoices are due and payable within [***] of Customer’s receipt of MEDecision’s invoice. In addition, MEDecision will invoice Customer monthly in arrears for pre-approved travel and living expenses incurred by MEDecision personnel in providing the Services.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, the parties have had this SOW executed by their duly authorized representatives.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
BY:	/s/ Danielle Russella	BY:	/s/ Richard Popiel

Name:	Danielle Russella	Name	Richard Popiel, M.D., M.B.A.
Title:	SVP	Title:	Vice President and Chief Medical Officer
Date:	6/30/05	Date:	6/30/05

MEDecision
601 Lee Rd. Chesterbrook Corporate Center Phone: 610-540-0202 Fax: 610-540-5100
Amendment #1 To Master Product and Services Agreement

This Amendment #1 (this “Amendment”) to the Master Product and Services Agreement #HBL-PS001 (the “Agreement”) is between MEDecision, Inc., a Pennsylvania corporation, with its headquarters located at 601 Lee Road, Wayne, PA 19087-5607 (“MEDecision”) and Horizon Blue Cross Blue Shield of New Jersey, a New Jersey corporation, on behalf of itself and its Affiliates (collectively, “Customer”) with its principal offices at Three Penn Plaza, Newark, NJ 07105-2200 is effective as of June 30, 2006. Terms not otherwise defined herein shall have the meanings set forth in the Agreement.

A	The following sentence is added to Appendix B of the Agreement:

[***]

B.	All of the provisions, terms and conditions in Appendix A - Customer Support of the Agreement that currently apply on [***].
C.	Section 6 of Appendix B to the Agreement is deleted and replaced with the following:
6.	Operation and Scheduled Maintenance

MEDecision will use its best efforts to ensure that the Products are available at all times during Normal Operating Hours.

MEDecision will use commercially reasonable efforts to ensure that the Products are available at all times during Sunday Hours of Operations.

D.	Section 7 of Appendix B to the Agreement is amended as follows:
(a)	The following sentence is added to the paragraph entitled “[***] Chronic Poor Performance”

[***]

(b)	The following language is added to the end of Section 7:

[***] Hours of Operation Credit. In the event that Hosted Network downtime is more than [***] Hours of Operation (excluding any Customer directed maintenance), then Customer will receive a credit to be applied to future ASP fees provided that Customer notifies MEDecision in writing within ten (10) business days upon receipt of the applicable Monthly Outage Report. The credit will be calculated as follows:

[***]

The credits described above will begin to apply [***]. Further, the penalties described above will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[***] Hours of Operation Penalty. If the Hosted Network is down [***]that is followed by a MEDecision holiday as listed on Appendix E: (i) MEDecision will respond within [***], begin working on the problem immediately and will work continuously until Hosted Network is back up, and (ii) in the event that the Hosted Network is down more than [***], then the Support Escalation procedure set forth in Appendix A will apply and the penalties will increase to [***] within the [***]. Further, this section will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

The credits described above will begin to apply [***]. Further, the penalties described above will only apply to issues within MEDecision’s control and will not apply to any issues arising as a result of Force Majeure, including solely with respect to this Section 7 Penalties, acts or omissions of telecommunications carriers or hackers (except in the case where MEDecision has failed to provide the appropriate anti-hacker measures).

Notwithstanding anything else to the contrary in the Agreement, in no event will the aggregate of credits and penalties in this Section 7, exceed [***]. In the event that a penalty is incurred in [***], a refund (rather than a credit) will be provided to Customer.

12.2.	Annual Enhanced [***]. Annual Enhanced [***] for the extended provisions that apply to [***] as set forth in this Amendment are due and payable annually in arrears by June 30th of each year.
12.3.	All other terms and condition in the Agreement remain unchanged.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, each party has had this Amendment executed by its duly authorized representative

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD of NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name:	Danielle Russella	Name:	Richard Popiel

Title:	EVP, Sales	Title:	VP & CMO

Date:	6/30/06	Date:	6/30/06

MEDecision
601 Lee Rd. Chesterbrook Corporate Center Phone: 610-540-0202 Fax: 610-540-5100

Schedule A	Number: HBL-S00A

Customer:	Horizon Blue Cross Blue Shield of New jersey

This Schedule A (“Schedule”) incorporates the Master Product and Services Agreement Number: HBL-PSOOI as amended by Amendment #1 (“Agreement”). Additionally, the following Schedules, Appendices, Exhibits or Sections are specifically incorporated herein by reference: Appendix A, Customer Support, Appendix B, ASP Hosting; Exhibit B-I to Appendix B, ASP Hosting; Exhibit B-2 to Appendix B; Appendix C, Form of Business Associate; Appendix D, Source Code Escrow Agreement (to be negotiated); Appendix E, Holiday Schedule; Appendix F, Service Rates; Appendix G, Project Phases; and Appendix H, Documentation are deemed to be amended to include the MEDecision Products and the Documentation that pertains to such Products as set forth in Table One of this Schedule.

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: September 30, 2006         Expiration date of this Schedule: [***]

Schedules #HBL-S0OI #HBL-S002, #HBL-S003, #HBL-S004 (Cache& AutoCoder), #HBL-S004 (WAN Charges), #HBL-S005, #HBL-S006, Amendment #002 to the Agreement to Products and Services “Original Agreement”, and the Agreement for Products and Services “Original Agreement” dated December 22, 1994 will be terminated upon the Effective Date of this Schedule A.

I.	Consolidated MEDecisIon & Third Party Product Reference Charts

1.	LICENSE

A.      MEDecision Products. MEDecision will install the MEDecision Hosted Products on MEDecision Servers at the Authorized Location set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexelusive, nontransferable license to use the MEDecision Hosted Products in the normal course of Customer’s business. Customer agrees that the Products will only be used by Customer for its internal use during the term of this license.

Table One: MEDecision Products

MEDecision Product Code	MEDecision Product Name	Number of Members / Lives	Customer Server or MEDecision Server	Number of Instances	Line(s) of Business	Number of Con-current Users	License Fees	Annual Support Fees*	Annual ASP Hardware & Software Fees	First Year’s Annual ASP Hosting Fees*	Years 2-5 Annual ASP Hosting Fees*	PMPM for Member Lives Over 721K Member Lives
AMM:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

AMM, TIE & CRP:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 1 (3)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 2 (3)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 6 (3)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 5 (3)
[***]
(1)	Annual Support Fees may increase each year by no more than [***].
(2)	Pricing for MEDecision Hosting Products is based on [***].
(3)	See the Consolidated Payment Reference Chart Table for payment information of previously licensed products.
(4)	See Exhibit- B for a list of Product Documentation.

OptiCarePath

[***].

During the time that Customer is currentiy in the payment of Annual Support and Clinical Update Fees, Customer will have the rights to all future OptiCarePath Pathways that MEDecision makes generally available at no additional cost to Customer, provided that Customer is current in the payment of Annual Support and Clinical Update Fees. Annual Support and Clinical Update Fees may increase each year by no more than [***].

Pricing for MEDecision Hosted Products is based on [***].

iEXCHANGE Web Fees

Annual iEXCHANGE ASP Fee. Beginning on [***].

[***].

iEXCHANGE Transaction Fees. [***]

IEXCHANGE Telecommunications Fees. If necessary, Customer will bear any additional telecommunications costs to gain access to the MEDecision ASP Center, including the telecommunication line charges.

The use of the iEXCHANGE Product will not require the use of any of Customer’s Cache Database licenses.

WAN Charges

WAN Charges shall be invoiced monthly in arrears. Customer shall pay all fees that are due and payable hereunder within thirty (30) days of the Customer’s receipt of invoice.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Table Two: Third Party Products

Third Party Product Code	Third Party Product Name	Number of Instances	Number of Users	ASP/Installed	License Fees	Annual Support Fees (1)	Annual Recurring License Fees (1)
[***]	[***]	[***]	[***]	[***]	Previously Licensed in Prior Agreement (3)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	Previously licensed in Schedule 4(3)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 1(3)
[***]	[***]	[***]	[***]	[***]	Previously Licensed in Schedule 5(3)
[***]	[***]	[***]	[***]	[***]
(1)	Annual License Fees and Annual Support Fees may increase each year by no more than [***]
(3)	See the Consolidated Payment Reference Chart Table for payment information of previously licensed products.

Client Letter Advanced

During the term of this Schedule, Customer may purchase additional Users of the Client Letter Advanced Third Party Product. The fees are as follows [***]

Disaster Recovery

For disaster recovery, Customer has selected [***] at the additional cost of [***].

[***]	Recovery is completed out of remote SunGard data center
a)

This option offers an added level of protection in the unlikely event that the primary SunGard facility is no longer available. A mirrored environment will be deployed and managed at an alternate SunGard facility.

	b)	Additional Monthly Charge – [***]
c)

Recovery would include a server environment in a remote SunGard location. This server would be prepped and would be waiting in the event a disaster is announced. This location would be provided with either a [***] connection between the facilities or direct connection via [***]. The site would contain hardware that would be designated for Customer and would allow operations to continue as soon as commercially reasonable but no later than 48 hours. This would include connectivity between the database server and the client(s) on Customer’s network. Reporting could be performed in a degraded fashion, off hours unless other accommodations are made to support a redundant reporting environment. In the event of a disaster, the off site tapes would be immediately shipped to the disaster recovery site. At the same time, personnel would begin the recovery process restoring Customer’s data directly to the backup server.

Moving Products from MEDecision’s ASP Facility.

MEDecision will not charge Customer for any Hardware or Software Fess as a result of relocating the Products. In the event that Customer wishes to relocate the Products licensed under this Schedule A, the parties will work together in good faith to address the following issues:

1)	Transferring of third party products responsibility from MEDecision to Customer and Customer re-licensing any third party products that are not transferable.
2)	Establishing the storage requirements that are needed to host the then-current data warehouse and transactional database needs.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3)	Establishing the hardware configuration that is needed to host Products licensed under this Schedule A.
4)	Scheduling the reinstalling of the hardware and transfer at Customer’s expense.
5)	Migrating the data to the new storage architecture.
B.	[***]
C.	PAYMENT TERMS [***]

D.      PAYMENT TERMS (Previously License Products). Additionally the Customer will pay the fees as set forth on the Consolidated Payment Reference Chart, less the Fees outlined in Section C above.

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name:	Danielle Russella	Name:	Richard Popiel
Title:	EVP, Sales	Title:	VP & CMO
Date:	9/28/06	Date:	9/27/06

II.	Consolidated Payment Reference Chart Table

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

	Original Schedule	2005			2006			2007			2008
Payment Chart Description		Payment Date	Amount	Date Paid	Payment Date	Amount	Date Paid	Payment Date	Amount	Date Paid	Payment Date	Amount	Date Paid
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
			[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]

	Original Schedule	2009			2010			2011
Payment Chart Description		Payment Date	Amount	Date Paid	Payment Date	Amount	Date Paid	Payment Date	Amount	Date Paid
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
			[***]		[***]	[***]		[***]	[***]

Annual License Fees and Annual Support Fees listed in the above table may increase each year by no more than [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A — Early Termination Fee Schedule

	ASP*	CarePlanner	OptiCarePath	Client Letter	Total
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Notes:

The amounts listed in for (CarePlanner, OptiCarePath, and [***]) may increase each year increased by [***].

The amount listed in for (ASP) may increase each year increased by [***].

*ASP months nave been adjusted to properly align with the products purchased in 2006.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B — MEDecision Product Documentation List

[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
—	[***]
[***]
—	[***]
—	[***]
—	[***]
[***]
—	[***]
—	[***]
[***]
—	[***]
—	[***]
[***]
—	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDecision

601 Lee Rd.    Chesterbrook Corporate Center        Phone: 610-540-0202         Fax: 610-540-5100

Schedule 3	Number: HBL-S003

Customer: Horizon Blue Cross Blue Shield of New Jersey

This Schedule incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”). Additionally, the following Schedules, Appendices, Exhibits or Sections are specifically incorporated herein by reference: Appendix A, Customer Support, Appendix B, ASP Hosting and Schedule 1 - Section 1, Moving Products from MEDecision’s ASP Facility, Section 2, Early Termination and Section 3, Disaster Recovery. Exhibit B-1 to Appendix B, ASP Hosting and Appendix H, Documentation are deemed to be amended to include the MEDecision Products and the Documentation that pertains to such Products as set forth in Table One of this Schedule.

Customer Purchase Order Number (optional): __________________________

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: September __, 2005 License Term of this Schedule: Co-terminus with the license in Schedule 1 to the Agreement.

1.	LICENSE

A. MEDecision Products. MEDecision will install the MEDecision Products on MEDecision Servers at the Authorized Locations set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable license to use the MEDecision Products in the normal course of the Customer’s business. The Customer agrees that the Products will only be used by the Customer for its internal use during the term of this license.

Table One: MEDecision Products

MEDecision Product Code	MEDecision Product Name	Number of Members / Lives[1]	Customer Server or MEDecision Server	Number of Instances	Number of Concurrent Users	Annual License Fees Year-1	Annual License Fees Year 2-52
	Clinical Rules & Processes, which includes the following High Impact Pathway set:	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
				Total:		[***]	[***]
[1]	[***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

[2]

MEDecision will provide Customer with a written expiration notice [***] prior to the first anniversary of the date of first productive use of the MEDecision Products listed in Table One above (“First Productive Use”). Customer may terminate the license to the OptiCarePath [***].

Pricing for MEDecision Hosted Products is based on [***].

2	TERMINATION

Upon termination of this Schedule in accordance with its terms or pursuant to the Agreement, inclusive of previously identified Schedules, Exhibits, Appendices or Sections, Customer will immediately cease using the Products listed in this Schedule and MEDecision will refund any prepaid but unused License Fees and Customer will have no further financial obligations for the Products listed in this Schedule.

3.	PAYMENT TERMS

As of the Effective Date of this Schedule, Annual License Fees of US [***].

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD of NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name:	Danielle Russella	Name:	Richard Popiel
Title:	Sr. Vice President, Sales	Title:	Vice President/ Chief Medical Officer
Date:	9/30/05	Date:	9/30/05

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

MEDecision

601 Lee Rd. Chesterbrook Corporate Center Phone: 610-540-0202 Fax: 610-540-5100
Schedule 5	Number: HBL- S005

Customer: Horizon Blue Cross Blue Shield of New Jersey

This Schedule incorporates the Master Product and Services Agreement Number: HBL-PS001 (“Agreement”). Additionally, the following Schedules, Appendices, Exhibits or Sections are specifically incorporated herein by reference: Appendix A, Customer Support, Appendix B, ASP Hosting and Schedule 1 - Section 1, Moving Products from MEDecision’s ASP Facility and Section 3, Disaster Recovery. Exhibit B-1 to Appendix B, ASP Hosting and Appendix H, Documentation are deemed to be amended to include the MEDecision Products and the Documentation that pertains to such Products as set forth in Table One of this Schedule.

Customer Purchase Order Number (optional): ________________________________

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: June 30, 2006	Expiration Date of this Schedule: [***]
1.	LICENSE

A. MEDecision Products. MEDecision will install the MEDecision Products on MEDecision Servers at the Authorized Locations set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable license to use the MEDecision Hosted Products in the normal course of the Customer’s business. The Customer agrees that the MEDecision Hosted Products will only be used by the Customer, its employees and Authorized Third Parties for its internal use during the [***].

Table One: MEDecision Hosted Products

MEDecision Product Code	MEDecision Product Name	Number of Instances	ASP/ installed	License Fee	Annual Standard Support Fee*	Annual ASP Hardware, Software and Hosting Fee*
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Totals:				[***]	[***]	[***]

Third Party Products. Subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable, license to use the Third Party Products solely in conjunction with MEDecision Hosted Products in the normal course of the Customer’s business. The Customer agrees that the Third Party Products will only be used by Customer, its employees and Authorized Third Parties for Customer’s internal use during the term of this license. MEDecision’s licensors may be third party beneficiaries of this Agreement.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Table Two: Third Party Products

Third Party Product Code	Third Party Product Name	Number of Instances	Number of Users	ASP/Installed	License Fees	Annual Standard Support Fees*
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Totals:					[***]	[***]

Notes:

*

Annual Standard Support Fees and Annual ASP Hardware, Software and Hosting Fee for MEDecision Hosted Products and Annual Standard Support Fees for Third Party Products are subject to change during the term of this Schedule. Annual Standard Support Fees and Annual ASP Hardware, Software and Hosting Fee for MEDecision Hosted Products and Annual Standard Support Fees for Third Party Products may increase each year by no more than [***].

**

During the term of this Schedule, Customer may purchase additional Users of the Client Letter Advanced Third Party Product. The fees are as follows as of the Effective Date, but may increase each year [***].

2.	TERMINATION

In accordance with Section 10.2 of the Agreement, upon [***] prior written notice to MEDecision, Customer may Terminate for Convenience and all licenses granted under this Schedule will terminate subject to the condition that Customer will pay MEDecision an early termination fee as set forth on Exhibit A hereto.

3.	PAYMENT TERMS

As of the Effective Date of this Schedule: [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - Early Termination Fee Schedule

Note: Month 1 is the first month after the Effective Date of Schedule 5. The amounts listed in [***].

Month	Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD of NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name: Title: Date:	Danielle Russella Sr. Vice President, Sales 6/30/06	Name: Title: Date:	Richard Popiel VP & CMO 6/30/06

MEDecision

601 Lee Rd. Chesterbrook Corporate Center Phone: 610-540-0202 Fax: 610-540-5100
Schedule 6	Number: HBL- S003

Customer:	Horizon Blue Cross Blue Shield of New Jersey

This Schedule 6 (this “Schedule’) incorporates the Master Product and Services Agreement Number: HBL-PSOO1 (“Agreement’) effective on June 30, 2005 between MEDecision, Inc. and Horizon Blue Cross Blue Shield of New Jersey (“Customer”). Additionally) the following Schedules, Appendices, Exhibits or Sections are specifically incorporated herein by reference: Appendix A, Customer Support, Appendix B, ASP Hosting and Schedule I - Section 1, Moving Products from MEDecision’s ASP Facility and Section 3, Disaster Recovery. Exhibit B-1 to Appendix B, ASP Hosting and Appendix H, Documentation are deemed to be amended to include the MEDecision Products and the Documentation that pertains to such Products as set forth in Table One of this Schedule.

Schedule 3 #HBL-S003 will automatically terminate on the Effective Date of this Schedule and the licenses to the OptiCarePath Products licensed under Schedule 3 are replaced with the licenses in this Schedule.

Customer Purchase Order Number (optional):	_______________________________

Authorized Location and Address for Support: MEDecision’s ASP facility

Effective Date of this Schedule: June 30, 2006 Expiration Date of this Schedule: [***]

1.	LICENSE

A. MEDecision Products. MEDecision will install the MEDecision Products on MEDecision Servers at the Authorized Locations set forth above and, subject to the terms of the Agreement, MEDecision grants to Customer, its employees and Authorized Third Parties a nonexclusive, nontransferable license to use the MEDecision Products in the normal course of Customer’s business. Customer agrees that the Products will only be used by the Customer for its internal use during the [***].

Table One: MEDecision Products

MEDecision Product Code	MEDecision Product Name	Number of Members / Lives[1]	Customer Server or MEDecision Server	Number of Instances	Number of Concurrent Users	Annual License Fees Year- 1	Annual License Fees Year 2-52
	Clinical Rules & Processes, which includes the following High Impact Pathway set:	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
					Total:	[***]	[***]
[1]	[***].
[2]	During the time that Customer is current in the payment of Annual Support and Clinical Update Fees, [***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Pricing for MEDecision Hosted Products is based on [***].

2.	TERMINATION

In accordance with Section 10.2 of the Agreement, upon [***] prior written notice to MEDecision, Customer may Terminate for Convenience and all licenses granted under this Schedule will terminate subject to the condition that Customer will pay MEDecision an early termination fee as set forth on Exhibit A hereto.

3.	PAYMENT TERMS
A.	[***]:

[***]	[***]
[***]
[***]	[***]

The Annual License Fees for years [***].

B.	As of the Effective Date of this Schedule: [***].
4.	OPTIONAL RENEWAL TERM

Customer may, at its option, extend the license term for the Products, Member/Lives and Instances listed in Table One in this Schedule for a [***] by providing MEDecision written notice at least [***] before the Expiration Date of this Schedule and paying MEDecision an [***], Customer would pay MEDecision an Annual Support and Clinical Upgrade Fee of [***]. The Annual License Fee [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A – Early Termination Fee Schedule

Note: Month 1 is the first month after the Effective Date of Schedule 6. The amounts listed in [***].

Month	Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		HORIZON BLUE CROSS BLUE SHIELD of NEW JERSEY
By:	/s/ Danielle Russella	By:	/s/ Richard Popiel

Name:	Danielle Russella	Name:	Richard Popiel
Title:	EVP, Sales	Title:	VP & CMO
Date:	6/30/06	Date:	6/30/06